UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
INVESTMENT COMPANIES

Investment Company Act file number	811-21751

Lazard World Dividend & Income Fund, Inc.

(Exact name of registrant as specified in charter)

30 Rockefeller Plaza

New York, New York 10112

(Address of principal executive offices)	(Zip code)

Mark R. Anderson, Esq.

Lazard Asset Management LLC

30 Rockefeller Plaza

New York, New York 10112

(Name and address of agent for service)

Registrant’s telephone number, including area code:	(212) 632-6000

Date of fiscal year end:	12/31

Date of reporting period:	6/30/17

ITEM 1. REPORTS TO STOCKHOLDERS.

Lazard World Dividend
& Income Fund, Inc.

Semi-Annual Report

June 30, 2017

PRIVACY NOTICE

FACTS	What does Lazard do with your personal information?
Why?	Financial companies choose how they share your personal information. Federal law gives consumers the right to limit some but not all sharing. Federal law also requires us to tell you how we collect, share, and protect your personal information. Please read this notice carefully to understand what we do.
What?

The types of personal information we collect and share depend on the product or service you have with us. This information can include:

• Social Security number

• Assets and income

• Account transactions

• Credit history

• Transaction history

When you are no longer our customer, we continue to share your information as described in this notice.

How?	All financial companies need to share customers’ personal information to run their everyday business. In the section below, we list the reasons financial companies can share their customers’ personal information, the reasons Lazard chooses to share, and whether you can limit this sharing.

Reasons we can share your personal information	Does Lazard share?	Can you limit this sharing?
For our everyday business purposes — such as to process your transactions, maintain your account(s), respond to court orders and legal investigations, or report to credit bureaus	Yes	No
For our marketing purposes — to offer our products and services to you	No	We do not share
For joint marketing with other financial companies	No	We do not share
For our affiliates’ everyday business purposes — information about your transactions and experiences	Yes	No
For our affiliates’ everyday business purposes — information about your creditworthiness	No	We do not share
For nonaffiliates to market to you	No	We do not share
Questions?	Call 800-823-6300 or go to http://www.LazardNet.com

Who we are
Who is providing this notice?	Lazard Asset Management LLC, Lazard Asset Management (Canada), Inc. and Lazard Asset Management Securities LLC on their own behalf and on behalf of the funds they manage.
What we do
How does Lazard protect my personal information?	To protect your personal information from unauthorized access and use, we use security measures that comply with federal law. These measures include computer safeguards and secured files and buildings. We believe the measures also comply with applicable state laws.
How does Lazard collect my personal information?

We collect your personal information, for example, when you:

• Open an account

• Seek advice about your investments

• Direct us to buy securities

• Direct us to sell your securities

• Enter into an investment advisory contract

We also collect your personal information from others, such as credit bureaus, affiliates, or other companies.

Why can’t I limit all sharing?

Federal law gives you the right to limit only:

• Sharing for affiliates’ everyday business purposes – information about your creditworthiness

• Affiliates from using your information to market to you

• Sharing for nonaffiliates to market to you

State laws and individual companies may give you additional rights to limit sharing.

Definitions
Affiliates	Companies related by common ownership or control. They can be financial and nonfinancial companies. Our affiliates may include financial companies whose names include “Lazard.”
Nonaffiliates	Companies not related by common ownership or control. They can be financial and nonfinancial companies. Lazard does not share information with nonaffiliates so they can market to you.
Joint marketing	A formal agreement between nonaffiliated financial companies that together market financial products or services to you. Lazard does not jointly market.

Lazard World Dividend & Income Fund, Inc.

Lazard World Dividend & Income Fund, Inc.

Investment Overview

Dear Stockholders,

We are pleased to present this report for Lazard World Dividend & Income Fund, Inc. (“LOR” or the “Fund”), for the six month period ended June 30, 2017. LOR is a diversified, closed-end management investment company that began trading on the New York Stock Exchange (“NYSE”) on June 28, 2005. Its ticker symbol is “LOR.”

We believe that the Fund has provided investors with an attractive distribution return and diversification, backed by the extensive experience, commitment, and professional management of Lazard Asset Management LLC (the “Investment Manager” or “Lazard”).

Portfolio Update (as of June 30, 2017)

For the six months ended June 30, 2017, the Fund’s net asset value (“NAV”) returned 11.8%, outperforming the 11.5% return of its benchmark, the MSCI All Country World® Index (the “ACWI” or the “Index”). Due to weaker performance during the years 2013 and 2015, the Fund’s NAV performance over longer time periods and since inception has lagged the benchmark. The since inception annualized return through June 30, 2017 was 5.3% versus 6.5% for the Index for the same period. Shares of LOR ended the first six month period of 2017 with a market price of $11.02, representing an 8.9% discount to the Fund’s NAV per share of $12.10.

The Fund’s net assets were $83.2 million as of June 30, 2017, with total leveraged assets (net assets plus line of credit outstanding and net notional value of forward currency contracts) of $115.9 million, representing a 28.2% leverage rate. This leverage rate was higher than that at the end of 2016 (23.1%), but below the maximum permitted leverage rate of 33⅓%.

Within the world equity portfolio, stock selection within the energy, utilities and real estate sectors, and within Brazil, contributed to performance in the first half of 2017. In contrast, stock selection in the telecommunication services sector and within the United States and France detracted from performance in the first half of 2017. Also, a higher-than-benchmark exposure to the energy and telecommunication services sectors as well as a higher-than-benchmark exposure to Russia hurt relative performance.

Performance for the smaller, short duration1 emerging markets currency and debt portion of the Fund was favorable in the first six months of 2017. While the emerging markets currency and debt portion of the Fund was a meaningful negative contributor to performance during the years 2013 and 2015, it has still contributed positively to performance since the Fund’s inception.

As of June 30, 2017, 68.4% of the Fund’s total leveraged assets consisted of world equities, 29.7% consisted of emerging market currency and debt instruments, and 1.9% consisted of cash and other assets.

Declaration of Distributions

Pursuant to LOR’s Level Distribution Policy, the Fund declares a monthly distribution equal to 6.5% (on an annualized basis) of the Fund’s published NAV per share on the last business day of the previous year. This published NAV per share may differ from the NAV per share as of year-end shown elsewhere in this shareholder report, generally as the result of post year-end accounting and tax adjustments to the published NAV per share. The current monthly distribution rate per share is $0.06045, representing a distribution rate of 6.6% based on the Fund’s market price of $11.02 as of the close of trading on the NYSE on June 30, 2017 (inclusive of returns of capital). It is currently estimated that, of the $0.3627 distributed per share for the year-to-date through June 30, approximately $0.02814 may represent a return of capital.

Additional Information

Please note that available on www.LazardNet.com are frequent updates on the Fund’s performance, press releases, distribution information, and a monthly fact sheet that provides information about the Fund’s major holdings, sector weightings, regional exposures, and other characteristics, including the notices regarding the composition of monthly (and any additional) distributions required by Section 19(a) of the Investment Company Act of 1940, as amended (the “1940 Act”). You may also reach Lazard by phone at 1-800-823-6300.

On behalf of Lazard, we thank you for your investment in Lazard World Dividend & Income Fund, Inc. and look forward to continuing to serve your investment needs in the future.

Lazard World Dividend & Income Fund, Inc.

Investment Overview (continued)

Message from the Portfolio Managers

World Equity Portfolio

(68.4% of total leveraged assets)

The Fund’s world equity portfolio is typically invested in 60 to 90 securities, broadly diversified in both developed and emerging market countries and across the capitalization spectrum. Examples include Procter & Gamble, a US-based consumer goods company specializing in a wide range of cleaning agents, personal care and hygiene products and St James’s Place, a UK-based life insurance company.

As of June 30, 2017, 43.1% of the portfolio’s stocks were based in North America, 24.3% were based in continental Europe (not including the United Kingdom), 17.0% were from Asia (not including Japan) and Australia, 5.7% were from the United Kingdom, 4.8% were from Japan, 4.3% were based in Africa and the Middle East and 0.8% were based in Latin America.

The world equity portfolio is similarly well diversified across a number of industry sectors. The top two sectors, by weight, as of June 30, 2017, were financials (26.6% of the portfolio), which includes banks, insurance companies, and financial services companies; and information technology (11.0% of the portfolio). Other sectors in the portfolio included energy, telecom services, health care, consumer discretionary, industrials, real estate, utilities, consumer staples, and materials. The average dividend yield on the securities held in the world equity portfolio was approximately 4.6% as of June 30, 2017.

World Equity Markets Review

During the first half of 2017, global equity markets rose but the rise was initially driven by a rebound in defensive sectors, such as health care, and growth-oriented groups, such as software, while more cyclical sectors like energy materially underperformed at the beginning of the period. The rise in interest rates stalled and oil prices weakened amid concern over OPEC’s commitment to maintain production cuts and the timing and trajectory of an increase in US shale oil production. This led investors to rotate back to the defensive growth stocks that dominated market returns in recent years when deflation fears prevailed. Leading indicators of global economic activity continued to broadly improve as the manufacturing sector in partic-

ular recovers from the mid 2014 spike in the US dollar and collapse in oil prices. Global equity markets continued to rally in the latter half of the period even as inflation expectations and interest rates fell and US economic data disappointed investors. The decline in rates drove a rotation away from more cyclical-value stocks back to defensives and companies perceived to offer secular growth, reversing the trend in place in 2016. Global equities generated mid-single digit returns in local currency terms during the second quarter although the steady index level returns masked significant divergence among individual sectors. Information technology significantly outperformed, particularly social media companies and other technology stocks perceived to offer secular growth, as did health care, which rebounded as concerns over tighter US regulation of drug prices abated. In contrast, commodity sectors such as materials and particularly energy significantly underperformed. More defensive sectors were mixed, as consumer staples and utilities performed in line with the broad market. Telecom significantly lagged, which is surprising since the group typically does well amid declining rates. Europe performed well, as political risk abated following the French election and Asia also performed well, driven by China. The United States lagged modestly, even though strength in technology growth stocks and returns in Latin America were weighed down by increased political uncertainty in Brazil.

What Helped and What Hurt LOR

Stock selection in the utilities sector contributed to performance in the first half of 2017. Shares of Pattern Energy, an independent power producer with a focus on wind energy, climbed as they continue to acquire new accretive assets and announced plans to monetize stakes in existing assets. In addition, the company disclosed it would make some co-investments in development projects and a Canadian pension fund would take a stake in the business. We like Pattern Energy on its position to benefit from the secular growth in renewable energy and its stable cash flow generation with robust dividend payout. Stock selection in the real estate sector also helped performance. Shares of Daiwa House Industry, a Japanese homebuilder, rallied as sales and profits exceeded expectations and management raised its outlook for 2018. The company also disclosed plans to continue to expand the business through US rental homes and office buildings in Japan.

Lazard World Dividend & Income Fund, Inc.

Investment Overview (continued)

We continue to like Daiwa House Industry on its valuation, steady earnings growth, dividend payout and attractive end markets. Stock selection in Brazil also added value during the period.

In contrast, stock selection in the telecommunication services sector and a higher-than-benchmark exposure to Russia detracted from performance in the first half of 2017. Shares of Mobile TeleSystems, a Russian telecom carrier, fell on uncertainty following a potential legal claim against a large shareholder Sistema. We continue to like Mobile TeleSystems on its attractive valuation and robust dividend. Over the long-term, we believe the company is positioned to benefit from increasing smartphone penetration, which in turn will drive growth in data and voice usage. Stock selection in the financials sector also hurt performance. Shares of PacWest Bancorp, a US regional bank, declined as fundamental metrics showed more sluggish growth than the market anticipated. We like PacWest Bancorp on its attractive valuation, dividend yield and higher-than-peers returns and profitability. Other factors that negatively impacted performance included a higher-than-benchmark exposure to the telecommunication services and energy sectors.

Emerging Market Currency and Debt Portfolio

(29.7% of total leveraged assets)

The Fund also seeks income through investing in primarily high-yielding, short-duration emerging market forward currency contracts and local currency debt instruments. As of June 30, 2017, the portfolio consisted of forward currency contracts (75.1%) and sovereign debt obligations (24.9%). The average duration of the emerging market currency and debt portfolio decreased meaningfully during 2017, relative to the fourth quarter of 2016, with the June 30, 2017 duration at approximately 12 months, compared to 29 months at the end of 2016. The average yield decreased from 8.1%2 on December 31, 2016 to 6.2% on June 30, 2017.

Emerging Market Currency and Debt Market Review During the first half of 2017, emerging local currency and debt markets extended their recovery, which began in early 2016, across a disparate set of countries. These included high-beta emerging markets and frontier markets, as well as low-yielding, low-beta current account surplus nations. Improving global reflation data, especially reflected in leading indicators, has contributed to a recovery in emerging markets currency and local debt markets. Furthermore, emerging markets growth continues to show signs of improvement in both absolute terms and relative to developed markets. The International Monetary Fund reaffirmed this view in its biannual World Economic Outlook released in April. While the Federal Reserve continued its hiking cycle by raising rates by 0.25% in March and June 2017, the move did little to dampen emerging markets performance, which continued to be strong after these moves.

What Helped and What Hurt LOR

Though all but one country provided positive contribution, top performers during the period included Mexico, Indonesia, Turkey, and several Frontier markets. In Mexico (+80 bps), the peso recovered from losses that followed Trump’s election, as the market’s bearish positioning receded, concerns regarding protectionist disruptions waned, and the central bank’s pre-emptive rate-hiking cycle discouraged shorts against the peso. Indonesia added 46 bps on high yield and supportive fixed income inflows amid ongoing reform momentum and improved current account position. The Turkish central bank’s tighter monetary stance in 2017 is supporting the lira with an effective funding rate up near 12%. Frontier markets combined to contribute 131 bps on an aggregate average exposure of 18% of NAV.

Only one market, the Philippines, detracted from year to date performance. The Philippines (-2 bps) lagged other markets due to its deteriorating trade balance and political risk surrounding President Duterte weighing on the peso. No exposure to low-yielding Taiwan and Singapore limited upside from uncharacteristically sharp currency appreciation. Material non-resident inflows into Taiwanese equities, a soft US dollar and markedly reduced currency intervention in Taiwan (perhaps pre-empting a “currency manipulator” label by the US administration) propelled gains.

Lazard World Dividend & Income Fund, Inc.

Investment Overview (continued)

Notes to Investment Overview:

[1]	A measure of the average cash weighted term-to-maturity of the investment holdings. Duration is a measure of the price sensitivity of a bond to interest rate movements. Duration for a forward currency contract is equal to its term-to-maturity.

[2]	The quoted yield does not account for the implicit cost of borrowing on the forward currency contracts, which would reduce the yield shown.

Total returns reflect reinvestment of all dividends and distributions. Past performance is not indicative, or a guarantee, of future results. Return for a period of less than one year is not annualized.

The performance data of the Index and other market data have been prepared from sources and data that the Investment Manager believes to be reliable, but no representation is made as to their accuracy. The Index is a free float-adjusted market capitalization weighted index that is designed to measure the equity market performance of developed and emerging markets. The Index consists of 46 country indices comprising 23 developed and 23 emerging markets country indices. The Index is unmanaged, has no fees or costs and is not available for investment.

The views of the Investment Manager and the securities described in this report are as of June 30, 2017; these views and portfolio holdings may have changed subsequent to this date. Nothing herein should be construed as a recommendation to buy, sell, or hold a particular security. There is no assurance that the securities discussed herein will remain in the Fund at the time you receive this report, or that securities sold will not have been repurchased. The specific securities discussed may, in aggregate, represent only a small percentage of the Fund’s holdings. It should not be assumed that securities identified and discussed were, or will be, profitable, or that the investment decisions made in the future will be profitable, or equal the investment performance of the securities discussed herein.

The views and opinions expressed are provided for general information only, and do not constitute specific tax, legal, or investment advice to, or recommendations for, any person. There can be no guarantee as to the accuracy of any outlooks for markets, sectors and securities as discussed herein.

Lazard World Dividend & Income Fund, Inc.

Investment Overview (continued)

Comparison of Changes in Value of $10,000 Investment in
LOR and MSCI ACWI*

Value at 6/30/17
LOR at Market Price	$12,453
LOR at Net Asset Value	11,684
MSCI ACWI	14,396

Average Annual Total Returns*
Periods Ended June 30, 2017

	One Year	Five Years	Ten Years
Market Price	30.73%	7.17%	2.22%
Net Asset Value	18.17%	5.69%	1.57%
MSCI ACWI	18.78%	10.54%	3.71%

*	Total returns reflect reinvestment of all dividends and distributions. The performance quoted represents past performance. Current performance may be lower or higher than the performance quoted. Past performance is not indicative, or a guarantee, of future results; the investment return, market price and net asset value of the Fund will fluctuate, so that Fund shares, when sold, may be worth more or less than their original cost. The returns do not reflect the deduction of taxes that a stockholder would pay on the Fund’s distributions or on the sale of Fund shares.

Performance results do not include adjustments made for financial reporting purposes in accordance with accounting principles generally accepted in the United States of America (“GAAP”) and may differ from amounts reported in the financial highlights.

The performance data of the Index has been prepared from sources and data that the Investment Manager believes to be reliable, but no representation is made as to its accuracy. The Index is a free float-adjusted market capitalization weighted index that is designed to measure the equity market performance of developed and emerging markets. The Index consists of 46 country indices comprising 23 developed and 23 emerging markets country indices. The Index is unmanaged, has no fees or costs and is not available for investment.

Lazard World Dividend & Income Fund, Inc.

Investment Overview (concluded)

Ten Largest Equity Holdings
June 30, 2017 (unaudited)
	Fair	Percentage of
Security	Value	Net Assets
Pfizer, Inc.	$3,302,199	4.0%
Pattern Energy Group, Inc.	3,040,601	3.7
Taiwan Semiconductor Manufacturing Co., Ltd. Sponsored ADR	2,977,019	3.6
PacWest Bancorp	2,618,189	3.1
Eaton Corp. PLC	2,615,088	3.1
The Coca-Cola Co.	2,518,552	3.0
Agricultural Bank of China, Ltd., Class H	2,352,610	2.8
TOTAL SA	2,089,475	2.5
Royal Dutch Shell PLC, B Shares	2,073,535	2.5
SES SA	2,003,687	2.4

Portfolio Holdings Presented by Sector
June 30, 2017 (unaudited)
Percentage of
Sector	Total Investments
Consumer Discretionary	6.8%
Consumer Staples	3.7
Energy	9.3
Financials	23.4
Health Care	7.2
Industrials	6.5
Information Technology	9.7
Materials	3.4
Real Estate	5.4
Telecommunication Services	8.1
Utilities	4.7
Sovereign Debt	10.7
Short-Term Investments	1.1
Total Investments	100.0%

Lazard World Dividend & Income Fund, Inc.

Portfolio of Investments

June 30, 2017 (unaudited)

		Fair
Description	Shares	Value
Common Stocks—95.2%
Australia—1.2%
Alumina, Ltd.	699,841	$1,031,283
Brazil—0.8%
BB Seguridade Participacoes SA	77,302	668,509
Canada—3.1%
Agrium, Inc.	6,350	574,611
Alaris Royalty Corp.	112,380	1,995,768
		2,570,379
China—5.5%
Agricultural Bank of China, Ltd., Class H	4,976,000	2,352,610
China Construction Bank Corp., Class H	1,797,180	1,393,163
China Mobile, Ltd. Sponsored ADR	14,982	795,394
		4,541,167
Finland—0.6%
Sampo Oyj, A Shares	10,152	521,885
France—3.7%
AXA SA	37,195	1,025,065
TOTAL SA	42,172	2,089,475
		3,114,540
Hong Kong—1.2%
Sands China, Ltd.	226,000	1,034,909
India—1.8%
HCL Technologies, Ltd.	63,279	832,656
Indiabulls Housing Finance, Ltd.	38,648	643,701
		1,476,357
Israel—2.2%
Bezeq The Israeli Telecommunication Corp., Ltd.	1,098,611	1,823,571
Italy—1.8%
Italgas SpA	125,365	633,270
Snam SpA	189,490	828,789
		1,462,059
Japan—4.6%
Amada Holdings Co., Ltd.	74,100	857,945
Daiwa House Industry Co., Ltd.	17,136	586,303
Sumitomo Mitsui Financial Group, Inc.	35,900	1,404,435
Tokyo Electron, Ltd.	7,100	961,868
		3,810,551
Luxembourg—4.1%
RTL Group SA	18,481	1,397,729
SES SA	85,446	2,003,687
		3,401,416
		Fair
Description	Shares	Value
Mexico—1.1%
Fibra Uno Administracion SA de CV REIT	466,600	$882,873
Netherlands—4.6%
ING Groep NV	42,402	737,453
NN Group NV	29,349	1,044,946
Royal Dutch Shell PLC, B Shares	77,200	2,073,535
		3,855,934
Norway—0.5%
Europris ASA	89,825	387,691
Portugal—1.0%
Galp Energia SGPS SA	55,205	838,519
Russia—1.5%
Mobile TeleSystems PJSC Sponsored ADR	75,807	635,263
Severstal PJSC GDR	45,972	604,511
		1,239,774
South Africa—1.8%
Life Healthcare Group Holdings, Ltd.	284,851	558,211
Standard Bank Group, Ltd.	89,109	981,902
		1,540,113
Spain—0.6%
Abertis Infraestructuras SA	27,134	503,109
Sweden—1.5%
Nordea Bank AB	99,115	1,264,830
Switzerland—1.5%
Novartis AG	15,114	1,262,155
Taiwan—6.5%
Far EasTone Telecommunications Co., Ltd.	338,000	861,113
Hon Hai Precision Industry Co., Ltd.	412,345	1,576,307
Taiwan Semiconductor Manufacturing Co., Ltd. Sponsored ADR	85,155	2,977,019
		5,414,439
Turkey—1.7%
Tofas Turk Otomobil Fabrikasi AS	73,371	601,678
Turkcell Iletisim Hizmetleri AS	246,510	810,149
		1,411,827
United Kingdom—5.4%
GlaxoSmithKline PLC	65,220	1,389,260
Legal & General Group PLC	182,542	614,398
Rio Tinto PLC	20,826	878,101
St James’s Place PLC	62,846	967,900
Vodafone Group PLC	235,171	667,366
		4,517,025

The accompanying notes are an integral part of these financial statements.

Lazard World Dividend & Income Fund, Inc.

Portfolio of Investments (continued)

June 30, 2017 (unaudited)

		Fair
Description	Shares	Value
United States—36.9%
AES Corp.	50,100	$556,611
AT&T, Inc.	43,583	1,644,387
Blackstone Mortgage Trust, Inc., Class A REIT	61,569	1,945,581
Camden Property Trust REIT	11,910	1,018,424
Chevron Corp.	9,324	972,773
Cisco Systems, Inc.	32,260	1,009,738
Cypress Semiconductor Corp.	100,433	1,370,911
Deere & Co.	4,760	588,288
Eaton Corp. PLC	33,600	2,615,088
Extra Space Storage, Inc. REIT	14,030	1,094,340
Healthcare Realty Trust, Inc. REIT	18,460	630,409
L Brands, Inc.	12,707	684,780
Occidental Petroleum Corp.	25,252	1,511,837
PacWest Bancorp	56,064	2,618,189
Pattern Energy Group, Inc.	127,542	3,040,601
Pfizer, Inc.	98,309	3,302,199
The Coca-Cola Co.	56,155	2,518,552
The Procter & Gamble Co.	9,026	786,616
United Parcel Service, Inc., Class B	11,290	1,248,561
Uniti Group, Inc. REIT	25,710	646,349
Wells Fargo & Co.	16,135	894,040
		30,698,274
Total Common Stocks (Cost $74,994,631)		79,273,189

	Principal
	Amount	Fair
Description	(000) (a)	Value
Foreign Government Obligations—11.6%
Brazil—1.9%
Brazil NTN-B, 6.00%, 08/15/26	260	$240,321
Brazil NTN-F:
10.00%, 01/01/21	1,362	411,824
10.00%, 01/01/27	3,230	946,669
		1,598,814
Indonesia—1.2%
Indonesia Government Bonds:
8.25%, 07/15/21	5,156,000	406,532
8.375%, 09/15/26	6,853,000	565,728
		972,260
	Principal
	Amount	Fair
Description	(000) (a)	Value
Malaysia—1.6%
Malaysia Government Bonds:
3.314%, 10/31/17	2,300	$536,076
4.24%, 02/07/18	3,240	759,297
		1,295,373
Mexico—2.8%
Mexican Bonos:
4.75%, 06/14/18	2,300	124,199
6.50%, 06/10/21	27,570	1,514,524
5.75%, 03/05/26	13,350	688,529
		2,327,252
Russia—1.1%
Russia Government Bonds - OFZ, 7.50%, 08/18/21	54,700	915,148
Turkey—2.0%
Turkey Government Bonds:
10.50%, 01/15/20	3,200	906,990
8.50%, 09/14/22	2,800	735,722
		1,642,712
Uganda—0.3%
Uganda Government Bonds, 16.375%, 09/05/19	806,500	234,210
Uruguay—0.7%
Republica Orient Uruguay, 5.00%, 09/14/18	17,301	619,284
Total Foreign Government Obligations (Cost $9,422,432)		9,605,053

		Fair
Description	Shares	Value
Short-Term Investments—1.2%
State Street Institutional Treasury Money Market Fund, Premier Class, 0.83% (7 day yield) (Cost $1,001,685)	1,001,685	$1,001,685
Total Investments—108.0% (Cost $85,418,748) (b), (c)		$89,879,927
Liabilities in Excess of Cash and Other Assets—(8.0)%		(6,636,458)
Net Assets—100.0%		$83,243,469

The accompanying notes are an integral part of these financial statements.

Lazard World Dividend & Income Fund, Inc.

Portfolio of Investments (continued)

June 30, 2017 (unaudited)

Forward Currency Contracts open at June 30, 2017:

Currency Purchased	Quantity	Currency Sold	Quantity	Counterparty	Settlement Date	Unrealized Appreciation	Unrealized Depreciation
ARS	7,219,170	USD	441,000	BNP	07/24/17	$—	$10,858
ARS	18,821,000	USD	1,160,000	BNP	08/02/17	—	43,661
ARS	7,840,930	USD	467,000	CIT	09/29/17	—	16,010
ARS	7,208,340	USD	444,000	HSB	07/12/17	—	11,881
BRL	105,824	USD	32,000	CIT	07/17/17	—	141
CAD	559,034	USD	424,568	CIT	07/21/17	6,653	—
CLP	320,186,250	USD	477,000	BNP	07/06/17	5,322	—
CLP	264,900,000	USD	400,000	BNP	07/14/17	—	1,048
CLP	525,556,220	USD	791,000	BNP	07/24/17	306	—
CLP	304,478,400	USD	458,000	SCB	08/07/17	272	—
CNY	5,596,662	USD	809,000	HSB	07/26/17	15,538	—
CNY	3,617,969	USD	531,000	HSB	08/11/17	1,520	—
CNY	3,511,229	USD	513,000	SCB	09/05/17	3,004	—
COP	3,011,401,250	USD	991,000	CIT	07/31/17	—	6,400
COP	2,640,785,400	USD	902,000	HSB	08/11/17	—	39,871
CZK	18,612,612	EUR	708,000	BNP	08/28/17	5,714	—
CZK	29,858,444	EUR	1,130,359	CIT	08/02/17	15,028	—
CZK	40,214,295	EUR	1,507,000	CIT	02/27/18	44,282	—
DOP	19,456,130	USD	405,843	CIT	07/26/17	2,873	—
EGP	13,570,000	USD	737,500	CIT	08/21/17	1,028	—
EGP	13,680,625	USD	737,500	CIT	09/19/17	1,591	—
EGP	11,884,950	USD	624,702	CIT	02/28/18	—	7,603
EUR	1,501,374	CZK	40,214,295	CIT	02/27/18	—	50,793
EUR	156,000	RON	706,165	JPM	08/01/17	1,366	—
EUR	354,598	RON	1,617,001	JPM	08/01/17	136	—
EUR	205,000	USD	232,901	JPM	07/03/17	1,240	—
GHS	963,900	USD	204,000	BRC	07/17/17	13,703	—
GHS	925,600	USD	208,000	CIT	07/17/17	1,053	—
GHS	953,400	USD	210,000	SCB	08/31/17	—	693
HUF	63,430,075	EUR	205,000	JPM	07/03/17	428	—
HUF	111,126,260	USD	406,000	BNP	07/03/17	4,953	—
HUF	160,278,050	USD	553,676	BNP	08/29/17	40,383	—
HUF	338,717,400	USD	1,230,000	JPM	07/03/17	22,602	—
HUF	254,429,100	USD	933,000	JPM	08/03/17	9,001	—
HUF	254,102,550	USD	933,000	JPM	09/05/17	9,090	—
IDR	14,393,280,000	USD	1,034,000	HSB	04/26/18	12,126	—
IDR	4,485,470,000	USD	337,000	SCB	07/10/17	—	632
ILS	1,446,772	USD	409,311	BNP	07/03/17	5,433	—
INR	90,086,720	USD	1,376,000	SCB	07/24/17	14,322	—
INR	42,828,410	USD	659,000	SCB	08/11/17	469	—
KRW	1,161,246,950	USD	1,033,000	JPM	07/12/17	—	17,986
KZT	271,946,850	USD	861,000	SCB	07/31/17	—	21,334
KZT	204,079,200	USD	624,000	SCB	08/28/17	2,033	—
MYR	2,791,610	USD	655,000	JPM	07/17/17	—	5,008
PEN	1,724,413	USD	523,263	CIT	08/16/17	5,763	—
PEN	1,680,679	USD	511,000	SCB	07/21/17	6,138	—
PHP	61,702,520	USD	1,243,000	SCB	08/14/17	—	22,462
PLN	1,243,336	EUR	292,000	CIT	07/19/17	1,754	—
PLN	5,070,181	USD	1,362,000	JPM	07/19/17	6,135	—

The accompanying notes are an integral part of these financial statements.

Lazard World Dividend & Income Fund, Inc.

Portfolio of Investments (concluded)

June 30, 2017 (unaudited)

Forward Currency Contracts open at June 30, 2017 (concluded):

Currency Purchased	Quantity	Currency Sold	Quantity	Counterparty	Settlement Date	Unrealized Appreciation	Unrealized Depreciation
RON	1,665,522	USD	414,000	CIT	08/01/17	$3,593	$—
RON	2,260,781	USD	529,767	CIT	08/01/17	37,074	—
RON	3,344,631	USD	788,642	CIT	08/01/17	49,951	—
RON	3,282,245	USD	775,724	CIT	11/09/17	49,310	—
RSD	21,883,005	USD	207,000	BNP	09/05/17	—	533
RUB	13,582,930	USD	223,000	CIT	09/11/17	4,013	—
RUB	51,671,558	USD	879,965	CIT	09/11/17	—	16,373
RUB	17,977,300	USD	295,000	JPM	09/11/17	5,456	—
THB	42,368,578	USD	1,249,000	SCB	07/17/17	—	1,765
TRY	1,287,087	USD	359,000	CIT	09/05/17	295	—
TRY	1,420,776	USD	395,000	HSB	07/06/17	8,467	—
UGX	27,416,000	USD	7,526	SCB	08/28/17	—	43
USD	447,000	BRL	1,495,349	CIT	07/17/17	—	3,190
USD	412,000	CAD	559,034	CIT	07/21/17	—	19,220
USD	482,027	CLP	320,186,250	SCB	07/06/17	—	295
USD	1,058,957	EUR	941,613	CIT	08/28/17	—	19,489
USD	233,254	EUR	205,000	JPM	08/01/17	—	1,211
USD	206,208	GHS	963,900	CIT	07/17/17	—	11,494
USD	587,982	HUF	160,278,050	BNP	08/29/17	—	6,077
USD	1,879,779	HUF	513,273,735	JPM	07/03/17	—	18,345
USD	409,476	ILS	1,446,772	BNP	07/03/17	—	5,268
USD	837,000	JPY	92,637,720	CIT	08/30/17	11,440	—
USD	773,932	RON	3,282,245	CIT	08/01/17	—	49,019
USD	784,194	RON	3,282,245	CIT	11/09/17	—	40,840
USD	252,018	RUB	14,647,533	JPM	09/11/17	7,212	—
USD	403,457	TRY	1,420,776	CIT	07/06/17	—	10
USD	420,000	UGX	1,553,790,000	CIT	08/28/17	—	4,085
USD	287,000	UGX	1,088,591,000	CIT	09/14/17	—	8,390
USD	224,000	ZAR	2,923,491	SCB	08/18/17	2,193	—
ZAR	5,563,496	USD	418,000	CIT	07/17/17	6,391	—
ZAR	5,441,663	USD	409,000	SCB	08/18/17	3,862	—
Total gross unrealized appreciation/depreciation on Forward Currency Contracts						$450,516	$462,028

Currency Abbreviations:
ARS	— Argentinian Peso	GHS	— Ghanaian Cedi
BRL	— Brazilian Real	HUF	— Hungarian Forint
CAD	— Canadian Dollar	IDR	— Indonesian Rupiah
CLP	— Chilean Peso	ILS	— Israeli Shekel
CNY	— Chinese Renminbi	INR	— Indian Rupee
COP	— Colombian Peso	JPY	— Japanese Yen
CZK	— Czech Koruna	KRW	— South Korean Won
DOP	— Dominican Republic Peso	KZT	— Kazakhstan Tenge
EGP	— Egyptian Pound	MXN	— Mexican New Peso
EUR	— Euro	MYR	— Malaysian Ringgit
		PEN	— Peruvian New Sol
Counterparty Abbreviations:
PHP	— Philippine Peso	BNP	— BNP Paribas SA
PLN	— Polish Zloty	BRC	— Barclays Bank PLC
RON	— New Romanian Leu	CIT	— Citibank NA
RSD	— Serbian Dinar	HSB	— HSBC Bank USA NA
RUB	— Russian Ruble	JPM	— JPMorgan Chase Bank NA
THB	— Thai Baht	SCB	— Standard Chartered Bank
TRY	— New Turkish Lira
UGX	— Ugandan Shilling
USD	— United States Dollar
ZAR	— South African Rand

The accompanying notes are an integral part of these financial statements.

Lazard World Dividend & Income Fund, Inc.

Notes to Portfolio of Investments

June 30, 2017 (unaudited)

(a)	Principal amount denominated in respective country’s currency.
(b)	For federal income tax purposes, the aggregate cost was $85,418,748, aggregate gross unrealized appreciation was $6,838,541, aggregate gross unrealized depreciation was $2,377,362 and the net unrealized appreciation was $4,461,179.
(c)	The Fund, at all times, maintains portfolio securities in sufficient amount to cover its obligations related to investments in forward currency contracts.

Security Abbreviations:

ADR	— American Depositary Receipt
GDR	— Global Depositary Receipt
NTN-B	— Brazil Sovereign “Nota do Tesouro Nacional” Series B
NTN-F	— Brazil Sovereign “Nota do Tesouro Nacional” Series F
PJSC	— Public Joint Stock Company
REIT	— Real Estate Investment Trust

Portfolio holdings by industry* (as a percentage of net assets):
Air Freight & Logistics	1.5%
Automobiles	0.7
Banks	14.0
Beverages	3.0
Capital Markets	2.4
Chemicals	0.7
Communications Equipment	1.2
Diversified Telecommunication Services	4.2
Electrical Equipment	3.1
Electronic Equipment, Instruments & Components	1.9
Equity Real Estate Investment Trusts (REITs)	5.1
Gas Utilities	0.8
Health Care Providers & Services	0.7
Hotels, Restaurants & Leisure	1.2
Household Products	1.0
Independent Power and Renewable Electricity Producers	4.3
Insurance	5.8
IT Services	1.0
Machinery	1.7

Media	4.1%
Metals & Mining	3.0
Mortgage Real Estate Investment Trusts (REITs)	2.3
Multiline Retail	0.5
Oil, Gas & Consumable Fuels	10.0
Pharmaceuticals	7.2
Real Estate Management & Development	0.7
Semiconductors & Semiconductor Equipment	6.4
Specialty Retail	0.8
Thrifts & Mortgage Finance	0.8
Transportation Infrastructure	0.6
Wireless Telecommunication Services	4.5
Subtotal	95.2
Foreign Government Obligations	11.6
Short-Term Investments	1.2
Total Investments	108.0%

*	Industry classifications may be different than those used for compliance monitoring purposes.

The accompanying notes are an integral part of these financial statements.

Lazard World Dividend & Income Fund, Inc.

Statement of Assets and Liabilities

June 30, 2017 (unaudited)

ASSETS
Investments in securities, at fair value (cost $85,418,748)	$89,879,927
Foreign currency, at fair value (cost $700,098)	699,175
Receivables for:
Dividends and interest	813,465
Investments sold	524,166
Gross unrealized appreciation on forward currency contracts	450,516
Total assets	92,367,249

LIABILITIES
Management fees payable	81,453
Line of credit outstanding	8,494,000
Gross unrealized depreciation on forward currency contracts	462,028
Other accrued expenses and payables	86,299
Total liabilities	9,123,780
Net assets	$83,243,469

NET ASSETS
Paid in capital (Note 2(g))	$112,530,649
Undistributed (distributions in excess of) net investment income (loss) (Note 2(g))	(1,305,052)
Accumulated net realized gain (loss)	(32,429,234)
Net unrealized appreciation (depreciation) on:
Investments	4,459,450
Foreign currency translations and forward currency contracts	(12,344)
Net assets	$83,243,469

Shares of common stock outstanding*	6,880,183
Net asset value per share	$12.10
Market value per share	$11.02

*$0.001 par value, 500,000,000 shares authorized for the Fund.

The accompanying notes are an integral part of these financial statements.

Lazard World Dividend & Income Fund, Inc.

Statement of Operations

For the Six Months Ended June 30, 2017 (unaudited)

INVESTMENT INCOME (LOSS)

Income:
Dividends (net of foreign withholding taxes of $222,301)	$2,389,564
Interest (net of foreign withholding taxes of $6,089)	491,318
Total investment income	2,880,882

Expenses:
Management fees (Note 3)	459,462
Professional services	85,909
Custodian fees	46,513
Shareholders’ reports	29,545
Administration fees	29,057
Shareholders’ services	20,554
Shareholders’ meeting	10,910
Directors’ fees and expenses	3,869
Other	30,323
Total expenses before interest expense	716,142
Interest expense	86,091
Total expenses	802,233
Net investment income (loss)	2,078,649

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS, FOREIGN CURRENCY TRANSACTIONS AND FORWARD CURRENCY CONTRACTS
Net realized gain (loss) on:
Investments (net of foreign capital gains taxes of $24,073)	538,081
Foreign currency transactions and forward currency contracts	889,728
Total net realized gain (loss) on investments, foreign currency transactions and forward currency contracts	1,427,809
Net change in unrealized appreciation (depreciation) on:
Investments (includes net change in unrealized appreciation (depreciation) of foreign capital gains taxes of $1,223)	5,530,029
Foreign currency translations and forward currency contracts	(75,332)
Total net change in unrealized appreciation (depreciation) on investments, foreign currency translations and forward currency contracts	5,454,697
Net realized and unrealized gain (loss) on investments, foreign currency transactions and forward currency contracts	6,882,506
Net increase (decrease) in net assets resulting from operations	$8,961,155

The accompanying notes are an integral part of these financial statements.

Lazard World Dividend & Income Fund, Inc.

Statements of Changes in Net Assets

	Six Months Ended June 30, 2017 (unaudited)	Year Ended December 31, 2016
INCREASE (DECREASE) IN NET ASSETS

Operations:
Net investment income (loss)	$2,078,649	$3,407,808
Net realized gain (loss) on investments, foreign currency transactions and forward currency contracts	1,427,809	(12,827,885)
Net change in unrealized appreciation (depreciation) on investments, foreign currency translations and forward currency contracts	5,454,697	18,095,297
Net increase (decrease) in net assets resulting from operations	8,961,155	8,675,220

Distributions to Stockholders (Note 2(g)):
From net investment income	(2,495,442)	(2,905,796)
Return of capital	—	(1,830,797)
Net decrease in net assets resulting from distributions	(2,495,442)	(4,736,593)
Total increase (decrease) in net assets	6,465,713	3,938,627
Net assets at beginning of period	76,777,756	72,839,129
Net assets at end of period	$83,243,469	$76,777,756
* Includes undistributed (distributions in excess of) net investment income (loss) of (Note 2(g))	$(1,305,052)	$(888,259)

Transactions in Capital Shares:
Common shares outstanding at beginning of period	6,880,183	6,880,183
Common shares outstanding at end of period	6,880,183	6,880,183

The accompanying notes are an integral part of these financial statements.

Lazard World Dividend & Income Fund, Inc.

Statement of Cash Flows

For the Six Months Ended June 30, 2017 (unaudited)

INCREASE (DECREASE) IN CASH AND FOREIGN CURRENCY

Cash flows from operating activities:
Net increase (decrease) in net assets resulting from operations	$8,961,155
Adjustments to reconcile net increase (decrease) in net assets resulting from operations to net cash provided by (used in) operating activities (Increase) Decrease in dividends and interest receivable	(220,537)
(Increase) Decrease in due from custodian	26,448
Accretion of bond discount and amortization of bond premium	2,333
Inflation index adjustment	(31,583)
(Increase) Decrease in other accrued expenses and payables	(35,365)
Net realized (gain) loss on investments, foreign currency transactions and forward currency contracts	(1,427,809)
Net change in unrealized (appreciation) depreciation on investments, foreign currency translations and forward currency contracts	(5,454,697)
Purchases of long-term investments	(41,483,958)
Proceeds from disposition of long-term investments	46,804,825
Purchase of short-term investments, net	(1,645,526)
Net cash provided by (used in) operating activities	5,495,286

Cash flows from financing activities:
Cash distributions paid (Note 2(g))	(2,495,442)
Gross paydowns in line of credit balance	(3,500,000)
Net cash provided by (used in) financing activities	(5,995,442)

Effect of exchange rate changes on cash	888,340
Net increase (decrease) in cash and foreign currency	388,184

Cash and foreign currency:
Beginning balance	310,991
Ending balance	$699,175

Supplemental disclosure of cash flow information:
Cash paid during the period for interest	$(104,286)

The accompanying notes are an integral part of these financial statements.

Lazard World Dividend & Income Fund, Inc.

Financial Highlights

Selected data for a share of common stock outstanding throughout each period

	Six Months Ended	Year Ended
	6/30/17†	12/31/16		12/31/15	12/31/14	12/31/13	12/31/12
Net asset value, beginning of period	$11.16	$10.59		$14.12	$15.91	$14.44	$12.25
Income (loss) from investment operations:
Net investment income (loss)	0.30	0.50	^	0.51	0.85	0.59	0.55
Net realized and unrealized gain (loss)	1.00	0.76		(3.12)	(1.61)	1.82	2.44
Total from investment operations	1.30	1.26		(2.61)	(0.76)	2.41	2.99
Less distributions from (Note 2(g)):
Net investment income	(0.36)	(0.45)		(0.14)	(1.03)	(0.94)	(0.80)
Return of capital	—	(0.24)		(0.78)	—	—	—
Total distributions	(0.36)	(0.69)		(0.92)	(1.03)	(0.94)	(0.80)
Net asset value, end of period	$12.10	$11.16		$10.59	$14.12	$15.91	$14.44
Market value, end of period	$11.02	$9.91		$9.11	$13.10	$14.49	$12.55
Total Return based upon (a):
Net asset value	11.80%	12.35%	^	-19.39%	-5.14%	17.33%	25.18%
Market value	15.03%	17.21%		-24.45%	-2.91%	23.59%	23.99%
Ratios and Supplemental Data:
Net assets, end of period (in thousands)	$83,243	$76,778		$72,839	$97,122	$109,452	$99,369
Ratios to average net assets (b):
Net expenses	2.01%	2.03%	^	1.90%	1.75%	1.91%	1.93%
Total expenses	2.01%	2.06%		1.90%	1.75%	1.91%	1.93%
Net investment income (loss)	5.21%	4.59%	^	3.97%	5.50%	3.92%	4.15%
Portfolio turnover rate	47%	82%		76%	71%	61%	77%
Asset coverage per $1,000 of loan outstanding (c)	$10,800	$7,401		$9,500	$11,366	$8,749	$9,901
Bank borrowing outstanding (in thousands)	$8,494	$11,994		$8,569	$9,369	$14,634	$11,164

^	Refer to Note 4 in the Notes to Financial Statements for discussion of prior period custodian out-of-pocket expenses that were reimbursed to the Fund in the current period. The amount of the reimbursement was on a per share basis at less than $0.005 per share. There was no impact on the total return of the Fund. There was a 0.03% impact on the net expenses and net investment income (loss) ratios of the Fund.
†	Unaudited.
(a)	Total return based on per share market price assumes the purchase of common shares at the closing market price on the business day immediately preceding the first day, and sales of common shares at the closing market price on the last day, of each period indicated; dividends and distributions are assumed to be reinvested in accordance with the Fund’s Dividend Reinvestment Plan. The total return based on net asset value, or NAV, assumes the purchase of common shares at the “net asset value, beginning of period” and sales of common shares at the “net asset value, end of period”, for each of the periods indicated; distributions are assumed to be reinvested at NAV. Past performance is not indicative, or a guarantee, of future results; the investment return, market price and net asset value of the Fund will fluctuate, so that an investor’s shares in the Fund, when sold, may be worth more or less than their original cost. The returns do not reflect the deduction of taxes that a stockholder would pay on the Fund’s distributions or on the sale of Fund shares. Return for a period of less than one year is not annualized.
(b)	Annualized for a period of less than one year.
(c)	Calculated as the sum of the Fund’s Net Assets and Line of Credit outstanding, as both figures are shown on the Fund’s Statement of Assets and Liabilities, then dividing that sum by the Line of Credit outstanding and multiplying the result by 1,000.

The accompanying notes are an integral part of these financial statements.

Lazard World Dividend & Income Fund, Inc.

Notes to Financial Statements

June 30, 2017 (unaudited)

1. Organization

Lazard World Dividend & Income Fund, Inc. was incorporated in Maryland on April 6, 2005 and is registered under the 1940 Act, as a diversified, closed-end management investment company. The Fund trades on the NYSE under the ticker symbol LOR and commenced operations on June 28, 2005. The Fund’s investment objective is total return through a combination of dividends, income and capital appreciation.

2. Significant Accounting Policies

The accompanying financial statements are presented in conformity with GAAP. The Fund is an investment company and therefore applies specialized accounting guidance in accordance with Accounting Standards Codification Topic 946. The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of the financial statements:

(a) Valuation of Investments—Equity securities traded on a securities exchange or market, including exchange-traded option contracts, rights and warrants, are valued at the last reported sales price (for domestic equity securities) or the closing price (for foreign equity securities) on the exchange or market on which the security is principally traded or, for securities trading on the NASDAQ National Market System (“NASDAQ”), the NASDAQ Official Closing Price. If there is no available closing price for a foreign equity security, the last reported sales price is used. If there are no reported sales of a security on the valuation date, the security is valued at the most recent quoted bid price on such date reported by such principal exchange or market. Forward currency contracts generally are valued using quotations from an independent pricing service. Investments in money market funds are valued at the fund’s NAV per share.

Bonds and other fixed-income securities that are not exchange-traded are valued on the basis of prices provided by independent pricing services which are based on, among other things, trading in securities with similar characteristics, brokers’ quotations and/or a matrix system which considers such factors as other security prices, yields and maturities.

Calculation of the Fund’s NAV may not take place contemporaneously with the determination of the prices of portfolio assets used in such calculation. Trading on Europe, Latin and South America and Far East securities exchanges and in over-the-counter markets ordinarily is completed well before the close of business on each business day in New York (i.e., a day on which the NYSE is open). In addition, European or Far Eastern securities trading generally or in a particular country or countries may not take place on all business days in New York and on which the NAV of the Fund is calculated.

The Valuation Committee of the Investment Manager, which meets periodically under the direction of the Board of Directors (the “Board”), may evaluate a variety of factors to determine the fair value of securities for which market quotations are determined not to be readily available or reliable. These factors include, but are not limited to, the type of security, the value of comparable securities, observations from financial institutions and relevant news events. Input from the Investment Manager’s portfolio managers/analysts also will be considered.

If a significant event materially affecting the value of securities occurs between the close of the exchange or market on which the security is principally traded and the time when the Fund’s NAV is calculated, or when current market quotations otherwise are determined not to be readily available or reliable (including restricted or other illiquid securities such as certain derivative instruments), such securities will be valued at their fair value as determined by, or in accordance with procedures approved by, the Board. The fair value of non-US securities may be determined with the assistance of an independent pricing service using correlations between the movement of prices of such securities and indices of US securities and other appropriate indicators, such as closing market prices of relevant ADRs or futures contracts. Non-US securities may trade on days when the Fund is not open for business, thus affecting the value of the Fund’s assets on days when Fund stockholders may not be able to buy or sell Fund shares.

The effect of using fair value pricing is that the NAV of the Fund will reflect the affected securities’ values as determined in the judgment of the Board or its designee instead of being determined by the market. Using a fair value pricing methodology to price securities may result in a value that is different from the most recent closing price of a security and from the prices used by other investment companies to calculate their portfolios’ NAVs.

(b) Portfolio Securities Transactions and Investment Income—Portfolio securities transactions are accounted for on trade date. Realized gain (loss) on sales of investments are recorded on a specific identification basis. Dividend income is recorded on the ex-dividend date except for certain dividends from non-US securities where the dividend rate is not available. In such cases, the dividend is recorded as soon as the information is received by the Fund. Interest income, if any, is accrued daily. The Fund amortizes premiums and accretes discounts on fixed-income securities using the effective yield method.

Lazard World Dividend & Income Fund, Inc.

Notes to Financial Statements (continued)

June 30, 2017 (unaudited)

The Fund may be subject to taxes imposed by non-US countries in which it invests. Such taxes are generally based upon income earned or capital gains (realized or unrealized). The Fund accrues and applies such taxes to net investment income, net realized gains and net unrealized gains concurrent with the recognition of income earned or capital gains (realized and unrealized) from the applicable portfolio securities.

As a result of several court cases in certain countries across the European Union, the Fund has filed tax reclaims for previously withheld taxes on dividends earned in those countries. These filings are subject to various administrative proceedings by the local jurisdictions’ tax authorities within the European Union, as well as a number of related judicial proceedings. Uncertainty exists as to the ultimate resolution of these proceedings, the likelihood of receipt of these claims, and the potential timing of payment, and accordingly no amounts are reflected in the financial statements. Such amounts, if and when recorded, could result in an increase in the Fund’s NAV per share.

(c) Leveraging—The Fund uses leverage to invest Fund assets in currency investments, primarily using forward currency contracts and by borrowing under a credit facility with State Street Bank and Trust Company (“State Street”), up to a maximum of 33⅓% of the Fund’s total leveraged assets. If the assets of the Fund decline due to market conditions such that this 33⅓% threshold will be exceeded, leverage risk will increase.

If the Fund is able to realize a higher return on the leveraged portion of its investment portfolio than the cost of such leverage together with other related expenses, the effect of the leverage will be to cause the Fund to realize a higher net return than if the Fund were not so leveraged. There is no assurance that any leveraging strategy the Fund employs will be successful.

Using leverage is a speculative investment technique and involves certain risks. These include higher volatility of NAV, the likelihood of more volatility in the market value of the Fund’s common stocks and, with respect to borrowings, the possibility either that the Fund’s return will fall if the interest rate on any borrowings rises, or that income will fluctuate because the interest rate of borrowings varies.

If the market value of the Fund’s leveraged currency investments declines, the leverage will result in a greater decrease in NAV, or less of an increase in NAV, than if the Fund were not leveraged. To the extent that the Fund is required or elects to prepay any borrowings, the Fund may need to liquidate investments to fund such prepayments.

Liquidation at times of adverse economic conditions may result in capital losses and may reduce returns.

(d) Foreign Currency Translation and Forward Currency Contracts—The accounting records of the Fund are maintained in US dollars. Portfolio securities and other assets and liabilities denominated in a foreign currency are translated daily into US dollars at the prevailing rates of exchange. Purchases and sales of securities, income receipts and expense payments are translated into US dollars at the prevailing exchange rates on the respective transaction dates.

The Fund does not isolate the portion of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in their market prices. Such fluctuations are included in net realized and unrealized gain (loss) on investments. Net realized gain (loss) on foreign currency transactions and forward currency contracts represents net foreign currency gain (loss) from forward currency contracts, disposition of foreign currencies, currency gain (loss) realized between the trade and settlement dates on securities transactions, and the difference between the amount of dividends, interest and foreign withholding taxes recorded on the Fund’s accounting records and the US dollar equivalent amounts actually received or paid. Net change in unrealized appreciation (depreciation) on foreign currency translations reflects the impact of changes in exchange rates on the value of assets and liabilities, other than investments in securities, during the period.

A forward currency contract is an agreement between two parties to buy or sell currency at a set price on a future date. Upon entering into these contracts, risks may arise from the potential inability of counterparties to meet the terms of their contracts and from unanticipated movements in the value of the foreign currency relative to the US dollar.

The US dollar value of forward currency contracts is determined using quotations provided by an independent pricing service. Daily fluctuations in the value of such contracts are recorded as unrealized appreciation (depreciation) on forward currency contracts. When the contract is closed, the Fund records a realized gain (loss) equal to the difference between the value at the time it was opened and the value at the time it was closed.

(e) Inflation-Indexed Bonds—Inflation-indexed bonds are fixed income securities whose principal value is periodically adjusted according to the rate of inflation. If the index measuring inflation rises or falls, the principal value of inflation-indexed bonds will be adjusted upward or downward, and consequently the interest payable on these securities (calculated with respect to a larger or smaller principal amount) will be increased or reduced, respectively. Any upward or

Lazard World Dividend & Income Fund, Inc.

Notes to Financial Statements (continued)

June 30, 2017 (unaudited)

downward adjustment in the principal amount of an inflation-indexed bond will be included as interest income in the Statement of Operations, even though investors do not receive their principal until maturity. Repayment of the original bond principal upon maturity (as adjusted for inflation) is guaranteed in the case of US Treasury inflation-indexed bonds. For bonds that do not provide a similar guarantee, the adjusted principal value of the bond repaid at maturity may be less than the original principal.

(f) Federal Income Taxes—The Fund’s policy is to continue to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code (the “Code”) and to distribute all of its taxable income, including any net realized capital gains, to stockholders. Therefore, no federal income tax provision is required.

The Regulated Investment Company Modernization Act of 2010 (the “RIC Modernization Act”) includes numerous provisions that generally became effective for taxable years beginning after December 22, 2010. Among the provisions, net capital losses may be carried forward indefinitely, and their character is retained as short-term or long-term. Previously, net capital losses were carried forward for eight years and treated as short-term losses. The RIC Modernization Act also requires that post-enactment net capital losses be used before pre-enactment net capital losses. As a result, pre-enactment capital loss carryforwards may expire unused.

At December 31, 2016, the Fund had unused realized capital loss carryovers which, for federal income tax purposes, could be used to offset future realized capital gains as follows:

Amount	Expiring Year
$(15,686,495)	2017

Short-Term*	Long-Term*
$(6,491,400)	$(11,921,180)

*	Non-expiring

Under current tax law, post-October capital losses or certain late-year ordinary losses, as defined by the Code, within the taxable year may be deferred and treated as occurring on the first day of the following tax year. For the tax year ended December 31, 2016, the Fund elected to defer such losses as follows:

Post-October Capital Loss Deferral	Late-Year Ordinary Loss Deferral
$ —	$(573,328)

Management has analyzed the Fund’s tax positions, and has concluded that no liability for unrecognized tax benefits should be recorded related to uncertain tax positions taken on tax returns filed for any open tax years (or expected to be taken on future tax returns). Open tax years are those that remain subject to examination and are based on each tax jurisdiction’s statute of limitations.

(g) Dividends and Distributions—The Fund intends to declare and to pay dividends monthly. Distributions to stockholders are recorded on the ex-dividend date. During any particular year, net realized gains from investment transactions in excess of available capital loss carryforwards would be taxable to the Fund, if not distributed. The Fund intends to declare and distribute these amounts, at least annually, to stockholders; however, to avoid taxation, a second distribution may be required.

Income and capital gains distributions are determined in accordance with federal income tax regulations which may differ from GAAP. These book/tax differences, which may result in distribution reclassifications, are primarily due to differing treatments of foreign currency and fixed-income transactions, wash sales, and distributions from real estate investment trusts and other corporations. The book/tax differences relating to stockholder distributions may result in reclassifications among certain capital accounts.

The Fund has implemented a level distribution policy to seek to maintain a stable monthly distribution, subject to oversight of the Fund’s Board. Under the Fund’s level distribution policy, the Fund intends to make regular monthly distributions at a fixed rate per share. If for any monthly distribution, net investment income and net realized short-term capital gain were less than the amount of the distribution, the difference would generally be distributed from the Fund’s assets. In addition, in order to make such distributions, the Fund might have to sell a portion of its investment portfolio at a time when independent investment judgment might not dictate such actions.

In July 2010, the Investment Manager, on behalf of itself and the Fund, received an exemptive order from the U.S. Securities and Exchange Commission (the “SEC”) facilitating the implementation of a distribution policy that may include multiple long-term capital gains distributions (“Managed Distribution Policy”). As a result, the Fund may, subject to the determination of its Board, implement a Managed Distribution Policy.

Concurrent with the monthly distributions paid throughout the period, the Fund issued notices pursuant to Section 19(a) of the 1940 Act (the “Section 19(a) Notices”) each stating that the Fund had currently estimated that it had dis-

Lazard World Dividend & Income Fund, Inc.

Notes to Financial Statements (continued)

June 30, 2017 (unaudited)

tributed more than its net investment income and realized capital gains. Based on these estimates, it is possible that some or all of the amounts distributed may represent a return of capital. The Section 19(a) Notices may also be viewed at www.LazardNet.com.

The actual amounts and sources of distributions shown on the Section 19(a) Notices are only estimates and are not provided for tax reporting purposes. The actual amounts and sources of the cumulative distributions for tax reporting purposes will depend upon the Fund’s investment experience during the year and may be subject to changes based on tax regulations. The Fund will send stockholders a Form 1099-DIV for the calendar year explaining how to report these distributions for federal income tax purposes.

(h) Estimates—The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets resulting from operations during the reporting period. Actual results could differ from those estimates.

(i) Net Asset Value—NAV per share for the Fund is determined each day the NYSE is open for trading as of the close of regular trading on the NYSE (generally 4:00 p.m. Eastern time). The Fund will not treat an intraday unscheduled disruption in NYSE trading as a closure of the NYSE, and will price its shares as of 4:00 p.m., if the particular disruption directly affects only the NYSE. NAV per share is determined by dividing the value of the total assets of the Fund, less all liabilities, by the total number of Fund shares outstanding.

3. Investment Management Agreement

The Fund has entered into a management agreement (the “Management Agreement”) with the Investment Manager. Pursuant to the Management Agreement, the Investment Manager regularly provides the Fund with investment research, advice and supervision and furnishes continuously an investment program for the Fund consistent with its investment objective and policies, including the purchase, retention and disposition of securities, and provides the Fund with administrative, operational and compliance assistance services.

The Fund has agreed to pay the Investment Manager an annual investment management fee of 0.85% of the Fund’s average daily “Total Leveraged Assets” (the Fund’s total assets including Financial Leverage (defined below)) for the services and facilities provided by the Investment Manager, payable on a monthly basis. For the six month period ended June 30, 2017, the effective annualized manage-

ment fee, as a percentage of the Fund’s average net assets, was 1.15%.

The fee paid to the Investment Manager will be higher when the Investment Manager uses Currency Commitments (defined below) and Borrowings (defined below) (“Financial Leverage”) to make Currency Investments (defined below), rather than by reducing the percentage of “Net Assets” (the Fund’s assets without taking into account Financial Leverage) invested in World Equity Investments for the purposes of making Currency Investments. “World Equity Investments” refers to investments consisting primarily of securities held by other portfolios managed by the Investment Manager. “Currency Investments” refers to investments in the Fund’s emerging income strategy, consisting of emerging market currencies (primarily by entering into forward currency contracts), or instruments whose value is derived from the performance of an underlying emerging market currency, but also may invest in debt obligations, including government, government agency and corporate obligations and structured notes denominated in emerging market currencies. “Currency Commitments” are the aggregate financial exposures created by forward currency contracts in excess of that represented in the Fund’s Net Assets, and “Borrowings” refers to the borrowings under the Fund’s credit facility. Assuming Financial Leverage in the amount of 33⅓% of the Fund’s Total Leveraged Assets, the annual fee payable to the Investment Manager would be 1.28% of Net Assets (i.e., not including amounts attributable to Financial Leverage).

The following is an example of this calculation of the Investment Manager’s fee, using very simple illustrations. If the Fund had assets of $1,000, it could invest $1,000 in World Equity Investments and enter into $500 in forward currency contracts (because the Fund would not have to pay money at the time it enters into the currency contracts). Similarly, the Fund could invest $1,000 in World Equity Investments, borrow $500 and invest the $500 in foreign currency denominated bonds. In either case, the Investment Manager’s fee would be calculated based on $1,500 of assets, because the fee is calculated based on Total Leveraged Assets (Net Assets plus Financial Leverage). In our example, the Financial Leverage is in the form of either the forward currency contracts (Currency Commitments) or investments from Borrowings. The amount of the Financial Leverage outstanding, and therefore the amount of Total Leveraged Assets on which the Investment Manager’s fee is based, fluctuates daily based on changes in value of the Fund’s portfolio holdings, including changes in value of the currency involved in the forward currency contracts and foreign currency denominated bonds acquired with the proceeds of Borrowings.

Lazard World Dividend & Income Fund, Inc.

Notes to Financial Statements (continued)

June 30, 2017 (unaudited)

However, the Investment Manager’s fee will be the same regardless of whether Currency Investments are made with Currency Commitments or with Borrowings (without taking into account the cost of Borrowings).

This method of calculating the Investment Manager’s fee is different than the way closed-end investment companies typically calculate management fees. Traditionally, closed-end investment companies calculate management fees based on Net Assets plus Borrowings (excluding Financial Leverage obtained through Currency Commitments). The Investment Manager’s fee is different because the Fund’s leverage strategy is different than the leverage strategy employed by many other closed-end investment companies. Although the Fund may employ Borrowings in making Currency Investments, the Fund’s leverage strategy relies primarily on Currency Commitments, rather than relying exclusively on borrowing money and/or issuing preferred stock, as is the strategy employed by most closed-end investment companies. The Investment Manager’s fee would be lower if its fee were calculated only on Net Assets plus Borrowings, because the Investment Manager would not earn fees on Currency Investments made with Currency Commitments (forward currency contracts). Using the example above, where the Fund has assets of $1,000 and invests $1,000 in World Equity Investments and $500 in forward currency contracts, the following table illustrates how the Investment Manager’s fee would be different if it did not earn management fees on these types of Currency Investments. A discussion of the most recent review and approval by the Fund’s Board of the Management Agreement (including the method of calculating the Investment Manager’s fee) is included under “Other Information—Board Consideration of Management Agreement”.

Beginning assets of $1,000	Fund’s management fee based on Total Leveraged Assets (includes Currency Commitments)	Typical management fee formula, calculated excluding Currency Commitments
World Equity Investments (Net Assets)	$1,000	$1,000
Currency Commitments	$500	$500
Assets used to calculate management fee	$1,500	$1,000
Management fee (0.85%)	$12.75	$8.50

Investment Manager Fee Conflict Risk—The fee paid to the Investment Manager for investment management services will be higher when the Fund uses Financial Leverage, whether through forward currency contracts or Borrowings, because the fee paid will be calculated on the basis of the

Fund’s assets including this Financial Leverage. Consequently, the Investment Manager may have a financial interest for the Fund to utilize such Financial Leverage, which may create a conflict of interest between the Investment Manager and the stockholders of the Fund.

The Fund has implemented procedures to monitor this potential conflict.

4. Administration and Custody Agreements

The Fund has entered into an administration agreement with State Street to provide certain administrative services. The Fund bears the cost of such services at a fixed annual rate of $42,500, plus 0.02% of average daily net assets up to $1 billion and 0.01% of average daily net assets over $1 billion.

State Street also serves as custodian for the Fund in accordance with a custodian agreement to provide certain custody services.

In December 2015, State Street announced that it had identified inconsistencies in the way in which clients were invoiced for custody out-of-pocket expenses from 1998 until 2015. The dollar amount difference between what was charged and what should have been charged, plus interest, was paid to the Fund in April 2017 as a reimbursement.

5. Directors’ Compensation

Certain Directors of the Fund are officers of the Investment Manager. Effective January 1, 2017, each Director who is not an affiliated person of the Investment Manager or any of its affiliates is paid by the Fund, The Lazard Funds, Inc., Lazard Retirement Series, Inc. and Lazard Global Total Return and Income Fund, Inc. (collectively with the Fund, the “Lazard Fund Complex”), each a registered management investment company advised by the Investment Manager: (1) an annual retainer of $210,000, (2) an additional annual fee of $30,000 to the lead Independent Director (an “Independent Director” is a Director who is not an “interested person” (as defined in the 1940 Act) of the Fund), and (3) an additional annual fee of $20,000 to the Audit Committee Chair. The Independent Directors may be paid additional compensation for participation on ad hoc committees or other work performed on behalf of the Board. The Independent Directors also are reimbursed for travel and other out-of-pocket expenses for attending Board and committee meetings. The Directors do not receive benefits from the Fund pursuant to any pension, retirement or similar arrangement. Independent Directors’ fees are allocated among the portfolios in the Lazard Fund Complex at a rate of $5,000 per portfolio with the remainder allocated based upon each portfolio’s proportionate share of combined net assets. The Statement of Operations

Lazard World Dividend & Income Fund, Inc.

Notes to Financial Statements (continued)

June 30, 2017 (unaudited)

shows the Independent Directors’ fees and expenses paid by the Fund.

6. Securities Transactions and Transactions with Affiliates

Purchases and sales of portfolio securities (excluding short-term investments) for the period ended June 30, 2017 were $41,483,958 and $47,348,870, respectively.

For the period ended June 30, 2017, the Fund did not engage in any cross-trades in accordance with Rule 17a-7 under the 1940 Act, and no brokerage commissions were paid to affiliates of the Investment Manager or other affiliates of the Fund for portfolio transactions executed on behalf of the Fund.

7. Line of Credit

The Fund has a $20 million Line of Credit Agreement (the “Agreement”) with State Street primarily to borrow to invest Fund assets in Currency Investments. The Fund may borrow the lesser of $20 million or 33⅓% of its Total Leveraged Assets. Interest on borrowings is payable at the higher of the Federal Funds rate or the reserve adjusted LIBOR rate plus 0.95%, on an annualized basis. Under the Agreement, the Fund has agreed to pay a 0.15% per annum fee on the unused portion of the commitment (0.25% per annum if the unused portion is equal to or exceeds 25% of the committed line amount), payable quarterly in arrears. During the period ended June 30, 2017, the Fund had borrowings under the Agreement as follows:

Average Daily Loan Balance*	Maximum Daily Loan Outstanding	Weighted Average Interest Rate
$11,935,989	$11,994,000	1.81%

*	For the 181 days borrowings were outstanding.

Management believes that the fair value of the liabilities under the line of credit is equivalent to the recorded amount based on its short term maturity and interest rate, which fluctuates with LIBOR. The line of credit outstanding as of June 30, 2017 is categorized as Level 2 (see Note 10).

8. Investment Risks

(a) Non-US Securities Risk—The Fund’s performance will be influenced by political, social and economic factors affecting the non-US countries and companies in which the Fund invests. Non-US securities carry special risks, such as less developed or less efficient trading markets, political instability, a lack of company information, differing auditing and legal standards, and, potentially, less liquidity.

(b) Emerging Market Risk—Emerging market countries generally have economic structures that are less diverse and mature, and political systems that are less stable, than those of developed countries. The economies of countries with emerging markets may be based predominantly on only a few industries, may be highly vulnerable to changes in local or global trade conditions, and may suffer from extreme debt burdens or volatile inflation rates. The securities markets of emerging market countries have historically been extremely volatile. These market conditions may continue or worsen. Significant devaluation of emerging market currencies against the US dollar may occur subsequent to acquisition of investments denominated in emerging market currencies.

(c) Foreign Currency Risk—Investments denominated in currencies other than US dollars may experience a decline in value, in US dollar terms, due solely to fluctuations in currency exchange rates. The Fund’s currency investments could be adversely affected by delays in, or a refusal to grant, repatriation of funds or conversion of emerging market currencies. The Investment Manager does not intend to actively hedge the Fund’s foreign currency exposure.

(d) Fixed-Income and Debt Securities Risk—The market value of a debt security may decline due to general market conditions that are not specifically related to a particular company, such as real or perceived adverse economic conditions, changes in the outlook for corporate earnings, changes in interest or currency rates or adverse investor sentiment generally. The debt securities market can be susceptible to increases in volatility and decreases in liquidity. Liquidity can decline unpredictably in response to overall economic conditions or credit tightening.

Prices of bonds and other debt securities tend to move inversely with changes in interest rates. Typically, a rise in rates will adversely affect debt securities and, accordingly, will cause the value of the Fund’s investments in these securities to decline. Interest rate risk is usually greater for fixed-income securities with longer maturities or durations. A rise in interest rates (or the expectation of a rise in interest rates) may result in periods of volatility, decreased liquidity and increased redemptions, and, as a result, the Fund may have to liquidate portfolio securities at disadvantageous prices. Risks associated with rising interest rates are heightened given that interest rates in the US and other countries are at or near historic lows.

The Fund’s investments in lower-rated, higher-yielding securities (“junk bonds”) are subject to greater credit risk than its higher-rated investments. Credit risk is the risk that the issuer will not make interest or principal payments, or will not make payments on a timely basis. Non-investment grade securities tend to be more volatile, less liquid and are considered speculative. If there is a decline, or perceived

Lazard World Dividend & Income Fund, Inc.

Notes to Financial Statements (continued)

June 30, 2017 (unaudited)

decline, in the credit quality of a debt security (or any guarantor of payment on such security), the security’s value could fall, potentially lowering the Fund’s share price. The prices of non-investment grade securities, unlike investment grade debt securities, may fluctuate unpredictably and not necessarily inversely with changes in interest rates. The market for these securities may be less liquid and therefore these securities may be harder to value or sell at an acceptable price, especially during times of market volatility or decline.

Some fixed-income securities may give the issuer the option to call, or redeem, the securities before their maturity. If securities held by the Fund are called during a time of declining interest rates (which is typically the case when issuers exercise options to call outstanding securities), the Fund may have to reinvest the proceeds in an investment offering a lower yield (and the Fund may not fully benefit from any increase in the value of its portfolio holdings as a result of declining interest rates).

(e) Inflation-Indexed Security Risk—Interest payments on inflation-indexed securities can be unpredictable and will vary as the principal and/or interest is periodically adjusted based on the rate of inflation. If the index measuring inflation falls, the interest payable on these securities will be reduced. The US Treasury has guaranteed that, in the event of a drop in prices, it would repay the par amount of its inflation-indexed securities. Inflation-indexed securities issued by corporations generally do not guarantee repayment of principal. Any increase in the principal amount of an inflation indexed security will be considered taxable ordinary income, even though investors do not receive their principal until maturity. As a result, the Fund may be required to make annual distributions to stockholders that exceed the cash the Fund received, which may cause the Fund to liquidate certain investments when it is not advantageous to do so. Also, if the principal value of an inflation indexed security is adjusted downward due to deflation, amounts previously distributed may be characterized in some circumstances as a return of capital.

(f) Derivatives and Hedging Risk—Derivatives transactions, including those entered into for hedging purposes (i.e., seeking to protect Fund investments), may increase volatility, reduce returns, limit gains or magnify losses, perhaps substantially, particularly since most derivatives have a leverage component that provides investment exposure in excess of the amount invested. Over-the-counter swap agreements, forward currency contracts, writing or purchasing over-the-counter options on securities, indexes and currencies and other over-the-counter derivatives transactions are subject to the risk of default by the coun-

terparty and can be illiquid. Changes in liquidity may result in significant, rapid and unpredictable changes in the prices for derivatives. These derivatives transactions, as well as the exchange-traded futures and options in which the Fund may invest, are subject to many of the risks of, and can be highly sensitive to changes in the value of, the related index, currency, security or other reference asset. As such, a small investment could have a potentially large impact on the Fund’s performance. In fact, many derivatives may be subject to greater risks than those associated with investing directly in the underlying or other reference asset. Derivatives transactions incur costs, either explicitly or implicitly, which reduce returns, and costs of engaging in such transactions may outweigh any gains or any losses averted from hedging activities. Successful use of derivatives, whether for hedging or for other investment purposes, is subject to the Investment Manager’s ability to predict correctly movements in the direction of the relevant reference asset or market and, for hedging activities, correlation of the derivative instruments used with the investments seeking to be hedged. Use of derivatives transactions, even if entered into for hedging purposes, may cause the Fund to experience losses greater than if the Fund had not engaged in such transactions.

9. Contractual Obligations

The Fund enters into contracts in the normal course of business that contain a variety of indemnification provisions. The Fund’s maximum exposure under these arrangements is unknown. Management has reviewed the Fund’s existing contracts and expects the risk of loss to be remote.

10. Fair Value Measurements

Fair value is defined as the price that the Fund would receive to sell an asset, or would pay to transfer a liability, in an orderly transaction between market participants at the date of measurement. The Fair Value Measurements and Disclosures provisions of GAAP also establish a framework for measuring fair value, and a three-level hierarchy for fair value measurement that is based upon the transparency of inputs to the valuation of an asset or liability. Inputs may be observable or unobservable and refer, broadly, to the assumptions that market participants would use in pricing the asset or liability. Observable inputs reflect the assumptions that market participants would use in pricing the asset or liability based on market data obtained from sources independent of the Fund. Unobservable inputs reflect the Fund’s own assumptions about the assumptions that market participants would use in pricing the asset or liability, developed based on the best information available in the circumstances. The fair value measurement level within the fair value hierarchy for the assets and liabilities of the Fund

Lazard World Dividend & Income Fund, Inc.

Notes to Financial Statements (continued)

June 30, 2017 (unaudited)

is based on the lowest level of any input that is significant to the overall fair value measurement. The three-level hierarchy of inputs is summarized below:

•	Level 1—unadjusted quoted prices in active markets for identical assets and liabilities

•	Level 2—other significant observable inputs (including unadjusted quoted prices for similar assets and liabilities, interest rates, prepayment speeds, credit risk, etc.)
•	Level 3—significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of assets and liabilities)

Changes in valuation technique may result in transfers into or out of the current assigned level within the hierarchy.

The inputs or methodology used for valuing securities are not necessarily an indication of the risks associated with investing in these securities.

The following table summarizes the valuation of the Fund’s assets and liabilities by each fair value hierarchy level as of June 30, 2017:

	Unadjusted Quoted Prices in Active Markets for Identical Assets and Liabilities	Significant Other Observable Inputs	Significant Unobservable Inputs	Balance as of
Description	(Level 1)	(Level 2)	(Level 3)	June 30, 2017
Assets:
Common Stocks*
Australia	$—	$1,031,283	$—	$1,031,283
Brazil	668,509	—	—	668,509
Canada	2,570,379	—	—	2,570,379
China	795,394	3,745,773	—	4,541,167
Finland	—	521,885	—	521,885
France	—	3,114,540	—	3,114,540
Hong Kong	—	1,034,909	—	1,034,909
India	—	1,476,357	—	1,476,357
Israel	—	1,823,571	—	1,823,571
Italy	—	1,462,059	—	1,462,059
Japan	—	3,810,551	—	3,810,551
Luxembourg	—	3,401,416	—	3,401,416
Mexico	882,873	—	—	882,873
Netherlands	—	3,855,934	—	3,855,934
Norway	—	387,691	—	387,691
Portugal	—	838,519	—	838,519
Russia	635,263	604,511	—	1,239,774
South Africa	—	1,540,113	—	1,540,113
Spain	—	503,109	—	503,109
Sweden	—	1,264,830	—	1,264,830
Switzerland	—	1,262,155	—	1,262,155
Taiwan	2,977,019	2,437,420	—	5,414,439
Turkey	—	1,411,827	—	1,411,827
United Kingdom	—	4,517,025	—	4,517,025
United States	30,698,274	—	—	30,698,274
Foreign Government Obligations*	—	9,605,053	—	9,605,053
Short-Term Investments	1,001,685	—	—	1,001,685
Other Financial Instruments†
Forward Currency Contracts	—	450,516	—	450,516
Total	$40,229,396	$50,101,047	$—	$90,330,443
Liabilities:
Other Financial Instruments†
Forward Currency Contracts	$—	$(462,028)	$—	$(462,028)

*	Please refer to Portfolio of Investments and Notes to Portfolio of Investments for portfolio holdings by country and industry.
†	Other financial instruments are derivative instruments which are valued at their respective unrealized appreciation (depreciation).

Lazard World Dividend & Income Fund, Inc.

Notes to Financial Statements (continued)

June 30, 2017 (unaudited)

In connection with the implementation of fair value pricing procedures with respect to non-US securities (see Note 2(a)), certain equity securities can transfer from Level 1 to Level 2 as a result of fair value pricing procedures and would revert to Level 1 when the fair value pricing procedures are no longer used. Accordingly, a significant portion of the Fund’s investments are categorized as Level 2 investments. The Fund recognizes all transfers between levels as though they were transferred at the beginning of the reporting period.

During the period ended June 30, 2017, securities valued at $29,398,418 were transferred from Level 1 to Level 2.

There were no other transfers into or out of Levels 1, 2 or 3 during the period ended June 30, 2017.

For further information regarding security characteristics see Portfolio of Investments.

11. Derivative Instruments

The Fund may use derivative instruments, including forward currency contracts, to gain exposure to the local currency and interest rates of emerging markets or to hedge certain types of currency exposure.

During the period ended June 30, 2017, the approximate average monthly notional exposure for derivative instruments was as follows:

Forward currency contracts	$48,500,000

The following table summarizes the fair value of derivative instruments on the Statement of Assets and Liabilities as of June 30, 2017:

Fair Value
Asset Derivatives
Foreign Exchange Risk:
Gross unrealized appreciation on forward currency contracts	$450,516
Liability Derivatives
Foreign Exchange Risk:
Gross unrealized depreciation on forward currency contracts	$462,028

The effect of derivative instruments on the Statement of Operations for the period ended June 30, 2017 was:

Amount
Realized Gain (Loss) on Derivatives
Foreign Exchange Risk:
Net realized gain (loss) on foreign currency transactions and forward currency contracts	$840,585

Net Change in Unrealized Appreciation (Depreciation) on Derivatives
Foreign Exchange Risk:
Net change in unrealized appreciation (depreciation) on foreign currency translations and forward currency contracts	$(73,944)

See Note 2(d) and the Portfolio of Investments for additional disclosures about derivative instruments.

As of June 30, 2017, the Fund held derivative instruments that are eligible for offset in the Statement of Assets and Liabilities and are subject to master netting arrangements. A master netting arrangement is an agreement between two counterparties who have multiple contracts with each other that provides for the net settlement of all contracts, as well as any cash collateral, through a single payment in the event of default on, or termination of, any one contract.

Lazard World Dividend & Income Fund, Inc.

Notes to Financial Statements (continued)

June 30, 2017 (unaudited)

The required information for the Fund is presented in the below table, as of June 30, 2017:

Description	Gross Amounts of Recognized Assets	Gross Amounts Offset in the Statement of Assets and Liabilities	Net Amounts of Assets Presented in the Statement of Assets and Liabilities
Forward Currency Contracts	$450,516	$ —	$450,516

		Amounts Not Offset in the Statement of Assets and Liabilities
Counterparty	Net Amounts of Assets Presented in the Statement of Assets and Liabilities	Financial Instruments	Collateral Received	Net Amounts of Derivative Assets
Barclays Bank PLC	$13,703	$—	$—	$13,703
BNP Paribas SA	62,111	(62,111)	—	—
Citibank NA	242,092	(242,092)	—	—
HSBC Bank USA NA	37,651	(37,651)	—	—
JPMorgan Chase Bank NA	62,666	(42,550)	—	20,116
Standard Chartered Bank	32,293	(32,293)	—	—
Total	$450,516	$(416,697)	$—	$33,819

Description	Gross Amounts of Recognized Liabilities	Gross Amounts Offset in the Statement of Assets and Liabilities	Net Amounts of Liabilities Presented in the Statement of Assets and Liabilities
Forward Currency Contracts	$462,028	$ —	$462,028

		Amounts Not Offset in the Statement of Assets and Liabilities
Counterparty	Net Amounts of Liabilities Presented in the Statement of Assets and Liabilities	Financial Instruments	Collateral Pledged	Net Amounts of Derivative Liabilities
BNP Paribas SA	$67,445	$(62,111)	$—	$5,334
Citibank NA	253,057	(242,092)	—	10,965
HSBC Bank USA NA	51,752	(37,651)	—	14,101
JPMorgan Chase Bank NA	42,550	(42,550)	—	—
Standard Chartered Bank	47,224	(32,293)	—	14,931
Total	$462,028	$(416,697)	$—	$45,331

Lazard World Dividend & Income Fund, Inc.

Notes to Financial Statements (concluded)

June 30, 2017 (unaudited)

12. Common Stock

At June 30, 2017, there were 500 million shares authorized ($0.001 par value). During the period ended June 30, 2017 and year ended December 31, 2016, there were no shares issued. On November 9, 2016, the Fund announced that the Board authorized a stock repurchase program permitting open market purchases of the Fund’s common stock on the NYSE. The principal purpose of the stock repurchase program is to enhance stockholder value by increasing the Fund’s NAV per share without creating a meaningful adverse effect on the Fund’s expense ratio (although there can be no assurance that repurchasing shares will enhance stockholder value or increase the market value of Fund shares). The Board has authorized the repurchase, through November 30, 2017, of an aggregate of up to 5% of the Fund’s outstanding shares in open-market transactions. The Board has delegated to the Investment Manager discretion to determine the amount and timing of repurchases of shares, in accordance with the best interests of the Fund, subject to various factors, including the limitations imposed by the federal securities laws governing the repurchase of an issuer’s stock by the issuer and the ability of the Fund to raise cash to repurchase shares of the Fund’s common stock in a tax-efficient manner and general market conditions. During the period ended June 30, 2017, there were no shares repurchased.

13. Accounting Pronouncements

In November 2016, the Financial Accounting Standards Board (the “FASB”) issued a new Accounting Standards Update No. 2016-18, “Statement of Cash Flows (Topic 230), Restricted Cash, a consensus of the FASB’s Emerging

Issues Task Force” (“ASU 2016-18”). ASU 2016-18 requires that a statement of cash flows explains the change during the period in the total of cash, cash equivalents, and amounts generally described as restricted cash or restricted cash equivalents. Therefore, amounts generally described as restricted cash and restricted cash equivalents should be included with cash and cash equivalents when reconciling the beginning-of-period and end-of-period total amounts shown on the statement of cash flows. The amendments in ASU 2016-18 do not provide a definition of restricted cash or restricted cash equivalents. ASU 2016-18 is effective for interim and annual reporting periods beginning after December 15, 2017. Management is currently evaluating the impact, if any, of applying this provision.

In October 2016, the SEC adopted new rules and amended existing rules (together, “final rules”) intended to modernize the reporting and disclosure of information by registered investment companies. In part, the final rules amend Regulation S-X and require standardized, enhanced disclosure about derivatives in investment company financial statements, as well as other amendments. The compliance date for the amendments to Regulation S-X is for periods ending after August 1, 2017. The Investment Manager does not expect that the adoption of the amendments to Regulation S-X will have a material impact on the Fund’s financial statements and related disclosures.

14. Subsequent Events

Management has evaluated subsequent events affecting the Fund through the issuance of the financial statements and has determined that there were no subsequent events that required adjustment or disclosure.

Lazard World Dividend & Income Fund, Inc.

Proxy Voting Results

(unaudited)

The Annual Meeting of Stockholders was held on April 21, 2017, to vote on the following proposal. The proposal received the required number of votes of stockholders and was adopted.

Election of the following Directors:

•	one Class I Director to serve for a two-year term expiring at the 2019 Annual Meeting and until his successor is duly elected and qualified; and

•	three Class II Directors, each to serve for a three-year term expiring at the 2020 Annual Meeting and until his or her successor is duly elected and qualified.

Director	For	Withhold Authority
Kenneth S. Davidson	4,262,674	1,778,786
Nancy A. Eckl	4,292,648	1,748,812
Trevor W. Morrison	2,843,195	3,198,265
Nathan A. Paul	4,290,194	1,751,266

Lazard World Dividend & Income Fund, Inc.

Dividend Reinvestment Plan

(unaudited)

Unless you elect to receive distributions in cash (i.e., optout), all dividends, including any capital gain distributions, on your common stock will be automatically reinvested by Computershare, Inc., as dividend disbursing agent (the “Plan Agent”), in additional common stock under the Fund’s Dividend Reinvestment Plan (the “Plan”). You may elect not to participate in the Plan by contacting the Plan Agent. If you do not participate, you will receive all distributions in cash, paid by check mailed directly to you by the Plan Agent.

Under the Plan, the number of shares of common stock you will receive will be determined on the dividend or distribution payment date, as follows:

(1)	If the common stock is trading at or above net asset value at the time of valuation, the Fund will issue new shares at a price equal to the greater of (i) net asset value per common share on that date or (ii) 95% of the common stock’s market price on that date.

(2)	If the common stock is trading below net asset value at the time of valuation, the Plan Agent will receive the dividend or distribution in cash and will purchase common stock in the open market, on the NYSE or elsewhere, for the participants’ accounts. It is possible that the market price for the common stock may increase before the Plan Agent has completed its purchases. Therefore, the average purchase price per share paid by the Plan Agent may exceed the market price at the time of valuation, resulting in the purchase of fewer shares than if the dividend or distribution had been paid in common stock issued by the Fund. The Plan Agent will use all dividends and distributions received in cash to purchase common stock in the open market within 30 days of the valuation date. Interest will not be paid on any uninvested cash payments.

You may withdraw from the Plan at any time by giving written notice to the Plan Agent. If you withdraw or the Plan is terminated, you will receive whole shares in your account under the Plan and you will receive a cash payment for any fraction of a share in your account. If you wish, the Plan Agent will sell your shares and send you the proceeds, minus an initial $15 service fee plus $0.12 per share being liquidated (for processing and brokerage expenses).

The Plan Agent maintains all stockholders’ accounts in the Plan and gives written confirmation of all transactions in the accounts, including information you may need for tax records. Shares of common stock in your account will be held by the Plan Agent in non-certificated form. Any proxy you receive will include all common stock you have received under the Plan.

There is no brokerage charge for reinvestment of your dividends or distributions in newly-issued shares of common stock. However, all participants will pay a pro rata share of brokerage commissions incurred by the Plan Agent when it makes open market purchases.

Automatically reinvesting dividends and distributions does not mean that you do not have to pay income taxes due upon receiving dividends and distributions.

If you hold your common stock with a brokerage firm that does not participate in the Plan, you will not be able to participate in the Plan and any dividend reinvestment may be effected on different terms than those described above. Consult your financial advisor for more information.

The Fund reserves the right to amend or terminate the Plan if, in the judgment of the Board, the change is warranted. There is no direct service charge to participants in the Plan (other than the service charge when you direct the Plan Agent to sell your common stock held in a dividend reinvestment account); however, the Fund reserves the right to amend the Plan to include a service charge payable by the participants. Additional information about the Plan may be obtained from the Plan Agent at P.O. Box 30170, College Station, Texas 77842-3170.

Lazard World Dividend & Income Fund, Inc.

Board of Directors and Officers Information

(unaudited)

Name (Age) Address(1)	Position(s) with the Fund (Since) and Term(2)	Principal Occupation(s) and Other Public Company Directorships Held During the Past Five Years(2)

Board of Directors:

Class I – Directors with Term Expiring in 2019

Independent Director(3):

Robert M. Solmson (69)	Director (April 2005)	Fairwood Capital, LLC, a private investment corporation engaged primarily in real estate and hotel investments, President (2008 – present)

Interested Director(4):

Nathan A. Paul (44)	Director (April 2017)	Chief Business Officer (since April 2017) and Managing Director of the Investment Manager General Counsel of the Investment Manager (2002 – March 2017)

Class II – Directors with Term Expiring in 2020

Independent Directors(3):

Kenneth S. Davidson (72)	Director (April 2005)

Davidson Capital Management Corporation, an investment manager, President (1978 – present)

Landseer Advisors LLC, an investment manager, Senior Advisor (2012 – 2014)

Aquiline Holdings LLC, an investment manager, Partner (2006 – 2012)

Nancy A. Eckl (54)	Director (February 2007)

College Retirement Equities Fund (eight accounts), Trustee (2007 – present)

TIAA-CREF Funds (68 funds) and TIAA-CREF Life Funds (11 funds), Trustee (2007 – present)

TIAA Separate Account VA-1, Member of the Management Committee (2007 – present)

American Beacon Advisors, Inc. (“American Beacon”) and certain funds advised by American Beacon, Vice President (1990 – 2006)

Trevor W. Morrison (46)	Director (April 2014)	New York University School of Law, Dean and Eric M. and Laurie B. Roth Professor of Law (2013 – present) Columbia Law School, Professor of Law (2008 – 2013)

Class III – Directors with Term Expiring in 2018

Independent Directors(3):

Franci J. Blassberg (63)	Director (August 2014)

Debevoise & Plimpton LLP, a law firm, Of Counsel (2013 – present); previously, Partner (through 2012)

University of California, Berkeley School of Law, Lecturer (Spring 2017)

Cornell Law School, Visiting Professor of Practice (2015 – 2016); previously, Distinguished Practitioner in Residence (Fall 2013 and Fall 2014)

Richard Reiss, Jr. (73)	Director (April 2005)

Georgica Advisors LLC, an investment manager, Chairman (1997 – present)

Resource America, Inc., a real estate asset management company, Director (2016 – present)

O’Charley’s, Inc., a restaurant chain, Director (1984 – 2012)

Interested Director(4):

Ashish Bhutani (57)	Director (July 2005)	Investment Manager, Chief Executive Officer (2004 – present) Lazard Ltd, Vice Chairman and Director (2010 – present)

(1)	The address of each Director of the Fund is Lazard Asset Management LLC, 30 Rockefeller Plaza, New York, New York 10112-6300.
(2)	Each Director, other than Mr. Paul, serves as a Director for each of the funds in the Lazard Fund Complex (comprised of, as of July 31, 2017, 40 active investment portfolios). Mr. Paul also serves as a Director of Lazard Global Total Return and Income Fund, Inc.
(3)	“Independent Directors” are not “interested persons” (as defined in the 1940 Act) of the Fund.
(4)	Messrs. Bhutani and Paul are “interested persons” (as defined in the 1940 Act) of the Fund because of their positions with the Investment Manager.

Lazard World Dividend & Income Fund, Inc.

Board of Directors and Officers Information (concluded)

(unaudited)

Name (Age) Address(1)	Position(s) with the Fund (Since) and Term(2)	Principal Occupation(s) During the Past Five Years

Officers(3):

Christopher Snively (32)	Chief Financial Officer (March 2016)	Senior Vice President of the Investment Manager (since November 2015) Assurance Manager at PricewaterhouseCoopers LLP (2008 – November 2015)

Stephen St. Clair (58)	Treasurer (April 2005)	Vice President of the Investment Manager

Mark R. Anderson (47)	Chief Compliance Officer (September 2014), Vice President and Secretary (February 2017)

Managing Director (since February 2017, previously Director), General Counsel (since April 2017) and Chief Compliance Officer (since September 2014) of the Investment Manager

Senior Vice President, Counsel and Deputy Chief Compliance Officer of AllianceBernstein L.P. (2004 – August 2014)

Tamar Goldstein (42)	Assistant Secretary (February 2009)	Director (since February 2016, previously Senior Vice President), and Director of Legal Affairs (since July 2015) of the Investment Manager

Shari L. Soloway (35)	Assistant Secretary (November 2015)	Senior Vice President, Legal and Compliance, of the Investment Manager (since September 2015) Vice President and Associate General Counsel of GE Asset Management (July 2011 – September 2015)

Cesar A. Trelles (42)	Assistant Treasurer (April 2005)	Vice President of the Investment Manager

(1)	The address of each officer of the Fund is Lazard Asset Management LLC, 30 Rockefeller Plaza, New York, New York 10112-6300.
(2)	Each officer serves for an indefinite term, until his or her successor is elected and qualifies or until his or her earlier resignation or removal. Each officer serves in the same capacity for the other funds in the Lazard Fund Complex.
(3)	In addition to Nathan A. Paul, Chief Executive Officer and President, whose information is included in the Class I Interested Director section.

Lazard World Dividend & Income Fund, Inc.

Other Information

(unaudited)

Proxy Voting

A description of the policies and procedures used to determine how proxies relating to Fund portfolio securities are voted is available (1) without charge, upon request, by calling (800) 823-6300 or (2) on the SEC’s website at http://www.sec.gov.

The Fund’s proxy voting record for the most recent 12-month period ended June 30 is available (1) without charge, upon request, by calling (800) 823-6300 or (2) on the SEC’s website at http://www.sec.gov. Information as of June 30 each year will generally be available by the following August 31.

Form N-Q

The Fund files a complete schedule of its portfolio holdings for the first and third quarters of its fiscal year with the SEC on Form N-Q. The Fund’s Forms N-Q are available on the SEC’s website at http://www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. Information on the operation of the SEC’s Public Reference Room may be obtained by calling 1-800-SEC-0330.

Board Consideration of Management Agreement

At a meeting of the Board held on June 6-7, 2017, the Board considered the approval, for an additional annual period, of the Management Agreement between the Fund and the Investment Manager. The Independent Directors were assisted in their review by independent legal counsel, who advised the Board on relevant legal standards and met with the Independent Directors in executive session separate from representatives of the Investment Manager.

Services Provided

Representatives of the Investment Manager discussed with the Board the Investment Manager’s written presentation provided in advance of the meeting addressing, among other matters, the nature, extent and quality of services that the Investment Manager provides the Fund, including a discussion of the Investment Manager and its clients (of which the Lazard Funds complex of 40 active funds comprises approximately $33 billion, and the Fund and the other publicly-traded closed-end fund managed by the Investment Manager comprise approximately $245 million, of the approximately $215 billion of total assets under the management of the Investment Manager and its global affiliates as of March 31, 2017). The Investment Manager’s representatives stated that the Investment Manager believes that the Fund and its shareholders continue to be able to obtain significant benefits as a result of the resources and support of the Investment Manager’s global research, port-

folio management, operations, technology, legal and compliance infrastructure. The Directors also considered information provided by the Investment Manager regarding its personnel, resources, financial condition and experience.

The Directors considered the various services provided by the Investment Manager including the Investment Manager’s research and portfolio management capabilities and oversight of day-to-day operations, including supervision of fund accounting and administration-related services and assistance in meeting legal and regulatory requirements. The Directors also considered the Investment Manager’s infrastructure and agreed that the Fund benefits from the services and infrastructure provided by the Investment Manager. The Directors accepted management’s assertion that such services and infrastructure are greater than those typically provided to a $33 billion fund complex not managed by a large, global firm such as the Investment Manager.

Comparative Fee, Expense Ratio and Performance Information

The Directors reviewed comparative fee and expense ratio (each through December 31, 2016) and performance (through March 31, 2017) information prepared by Strategic Insight, an independent provider of investment company data, noting the limitations of the Strategic Insight comparison group (the “Group”) as further discussed below, and broader Morningstar category (the “Category”). They noted the methodology and assumptions used by Strategic Insight, including that certain comparisons ranked each Portfolio in a quintile of the applicable Group or Category (with the first quintile being the most favorable quintile and the fifth quintile being the least favorable).

Advisory Fees and Expense Ratios. The Directors also discussed the management fees paid to the Investment Manager (referred to in the Strategic Insight materials as “advisory fees”) and expense ratios for the Fund and the comparisons provided by Strategic Insight, which compared the contractual (gross) advisory fee and expense ratio for the Fund to its Group and Category medians (for the Group on both an unleveraged (“common assets”) and leveraged (“managed assets”) basis).

In reviewing Strategic Insight’s analysis, it was noted that the gross advisory fee was below the Group medians for common and managed assets and the expense ratio (including investment-related expenses) was at the Group median for common assets and above the Group median for managed assets. The Directors noted management’s explanation regarding the lack of comparability of funds within the Group due to what the Investment Manager believes is a unique strategy of achieving leverage through currency investments, employed by the Fund and another closed-end fund advised by the Investment Manager.

Lazard World Dividend & Income Fund, Inc.

Other Information (continued)

(unaudited)

Performance. Strategic Insight’s performance analyses compared the Fund’s performance to those of the funds in the Group and Category over one-, three-, five- and ten-year periods ended March 31, 2017.

The Directors considered that the Fund’s performance (based on net asset value) was in the fifth quintile of the Group for the three- and five-year periods, although ranking in the third and second quintiles in the Group and Category, respectively, for the one-year period. Representatives of the Investment Manager noted that the Fund’s performance has continued to improve in 2017 and that no funds in the Group or Category pursued a strategy similar to that of the Fund’s strategy of investing in world equity securities and in emerging markets currencies primarily through forward currency contracts and debt obligations denominated in emerging markets currencies. They also were advised that the Investment Manager did not manage any funds, separate accounts or other accounts with investment objectives, policies and strategies similar to those of the Fund.

Fee Calculation

The Board considered that the method of calculating management fees is based on the Fund’s Total Leveraged Assets, pursuant to which the management fee borne by stockholders will increase to the extent the Investment Manager makes Currency Investments by incurring Financial Leverage rather than reducing the percentage of Net Assets invested in World Equity Investments for the purposes of making Currency Investments, and considered the potential advantages of increased investment exposure through Financial Leverage. The Board considered the economic equivalence, and the similarities, from an investment management perspective, of Currency Investments (1) made with Currency Commitments and (2) made with the proceeds of Borrowings.

The Board considered that (1) this method of calculating management fees is different than the way closed-end investment companies typically calculate management fees, (2) traditionally closed-end funds calculate management fees based on Net Assets plus Borrowings (excluding Financial Leverage obtained through Currency Commitments) and (3) the Investment Manager’s fee would be lower if its fee were calculated only on Net Assets plus Borrowings, because the Investment Manager would not earn fees on Currency Investments made with Currency Commitments (forward currency contracts or other derivative instruments whose value is derived from the performance of an underlying emerging market currency). The Board considered that the Investment Manager’s fee is different because the Fund’s leverage strategy is different than the strategy employed by many other leveraged closed-end investment companies—that although the Fund may employ Borrowings in making Currency Investments, the Fund’s leverage strategy relies primarily on Currency Commitments rather than relying exclusively on borrowing money and/or issuing preferred stock. The Board considered the Fund’s use of Currency Commitments for leverage (rather than relying exclusively on borrowing money and/or issuing preferred stock) and the Investment Manager’s belief that forward currency contracts, or other derivative instruments whose value is derived from the performance of an underlying emerging market currency, often offer a more attractive way to gain exposure to emerging market interest rate opportunities and currencies than investments in debt obligations and the fact that there might not be a viable debt market in certain emerging market countries. The Board also considered the Investment Manager’s view that foreign currency contracts present less counterparty and custody risks and the Investment Manager’s extensive expertise with these instruments, as discussed in detail in previous Board meetings.

Procedures adopted by the Investment Manager to evaluate possible conflicts of interest that may arise from the fee calculation methodology, include the following: (1) no less frequently than monthly, decisions regarding the amount of the Fund’s allocation to Currency Investments must be reviewed by a Managing Director of the Investment Manager not involved in the decision-making process and the Fund’s Chief Compliance Officer, and that such review be documented to include the basis therefor, documentation to be retained for six years, the first two years in an easily accessible place, (2) the Investment Manager must provide the Board with a quarterly report regarding these decisions and the reasons therefor and (3) the Investment Manager must deliver a quarterly certification to the Board, signed by a Managing Director of the Investment Manager and the Fund’s or the Investment Manager’s Chief Compliance Officer (as applicable), that the procedures had been complied with during the previous quarter. The Investment Manager’s representatives stated that such procedures had been followed and that the Investment Manager would continue to follow those procedures.

Investment Manager Profitability and Economies of Scale

The Directors reviewed information prepared by the Investment Manager concerning profits realized by the Investment Manager and its affiliates resulting from the Management Agreement, calculated using the actual revenues received for the calendar year ended December 31, 2016 and the Investment Manager’s cost allocation methodology to compute an estimate of the Fund’s costs to the Investment Manager. The Investment Manager’s repre-

Lazard World Dividend & Income Fund, Inc.

Other Information (concluded)

(unaudited)

sentatives reviewed with the Board information provided on the Investment Manager’s brokerage practices and the Fund’s brokerage allocation, commission payments and soft dollar commissions and benefits. The Investment Manager’s representatives stated that neither the Investment Manager nor its affiliates receive any other significant indirect benefits from the Investment Manager acting as investment adviser to the Fund.

The profitability percentages were within ranges determined by relevant court cases not to be so disproportionately large that they bore no reasonable relationship to the services rendered. Representatives of the Investment Manager stated that the Investment Manager believed the profits are not unreasonable in light of the services provided and other factors. The Directors considered the Investment Manager’s estimated profitability with respect to the Fund as part of their evaluation of whether the Fund’s fee under the Management Agreement, considered in relation to the mix of services provided by the Investment Manager, including the nature, extent and quality of such services, and evaluated profitability in light of the relevant circumstances for the Fund, supported the renewal of the Management Agreement. It was noted that, because the Fund is a closed-end fund without daily inflows and outflows of capital, there were not at this time significant economies of scale to be realized by the Investment Manager in managing the Fund’s assets.

At the conclusion of these discussions, each of the Directors expressed the opinion that he or she had been furnished with such information as may reasonably be necessary to make an informed business decision with respect to evaluation of the renewal of the Management Agreement. Based on its discussions and considerations as described above, the Board made the following conclusions and determinations.

•	The Board concluded that the nature, extent and quality of the services provided by the Investment Manager are adequate and appropriate, noting the benefits of advisory and research services and other services and infrastructure (as discussed above) associated with an approximately $215 billion global asset management business.

•	The Board generally was satisfied with the Fund’s improved performance in the most recent measurement period, but agreed to continue to closely monitor performance.

•	The Board concluded that the Fund’s fee paid to the Investment Manager supported the renewal of the Management Agreement in light of the considerations discussed above.

•	The Board determined that because the Fund is a closed-end fund without daily inflows and outflows of capital the Fund’s fee schedule is reasonable in light of current economies of scale considerations and that there were not at this time significant economies of scale to be realized by the Investment Manager.

In evaluating the Management Agreement, the Board relied on the information described above as well as other information provided by the Investment Manager, in addition to information received on a routine and regular basis throughout the year relating to the operations of the Fund and the investment management and other services provided under the Management Agreement, including information on the investment performance of the Fund in comparison to similar funds and a benchmark performance index; general market outlook as applicable to the Fund; and compliance reports. The Board also relied on its previous knowledge, gained through meetings and other interactions with the Investment Manager, of the Fund and the services provided to the Fund by the Investment Manager. The Board considered these conclusions and determinations in their totality and determined to approve the Management Agreement. In deciding whether to vote to approve the Management Agreement, each Director may have accorded different weights to different factors so that each Director may have had a different basis for his or her decision.

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Lazard World Dividend & Income Fund, Inc.

30 Rockefeller Plaza
New York, New York 10112-6300
Telephone: 800-823-6300
http://www.LazardNet.com

Investment Manager

Lazard Asset Management LLC
30 Rockefeller Plaza
New York, New York 10112-6300
Telephone: 800-823-6300

Custodian

State Street Bank and Trust Company
One Iron Street
Boston, Massachusetts 02210

Transfer Agent and Registrar

Computershare Trust Company, N.A.
P.O. Box 43010
Providence, Rhode Island 02940-3010

Dividend Disbursing Agent

Computershare, Inc.
P.O. Box 30170
College Station, Texas 77842-3170

Independent Registered Public Accounting Firm

Deloitte & Touche LLP
30 Rockefeller Plaza
New York, New York 10112-0015

Legal Counsel

Proskauer Rose LLP
Eleven Times Square
New York, New York 10036-8299
http://www.proskauer.com

This report is intended only for the information of stockholders of Lazard World Dividend & Income Fund, Inc.

Lazard Asset Management LLC • 30 Rockefeller Plaza • New York, NY 10112 • www.lazardnet.com

ITEM 2. CODE OF ETHICS.

Not applicable.

ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.

Not applicable.

ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.

Not applicable.

ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS.

Not applicable.

ITEM 6. INVESTMENTS

Not applicable.

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 8. PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 9. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable.

ITEM 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

There were no material changes to the procedures by which shareholders may recommend nominees to the Registrant’s Board of Directors during the period covered by this report.

ITEM 11. CONTROLS AND PROCEDURES.

(a)     The Registrant’s principal executive and principal financial officers have concluded, based on their evaluation of the Registrant’s disclosure controls and procedures as of a date within 90 days of the filing date of this report, that the Registrant’s disclosure controls and procedures are reasonably designed to ensure that information required to be disclosed by the Registrant on Form N-CSR is recorded, processed, summarized and reported within the required time periods and that information required to be disclosed by the Registrant in the reports that it files or submits on Form N-CSR is accumulated and communicated to the Registrant’s management, including its principal executive and principal financial officers, as appropriate to allow timely decisions regarding required disclosure.

(b)     There were no changes to the Registrant’s internal control over financial reporting that occurred during the second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

ITEM 12. EXHIBITS.

(a)(1)          Not applicable.

(a)(2)          Certifications of principal executive and principal financial officers as required by Rule 30a-2(a) under the Investment Company Act of 1940.

(a)(3)          Not applicable.

(b)              Certifications of principal executive and principal financial officers as required by Rule 30a-2(b) under the Investment Company Act of 1940.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Lazard World Dividend & Income Fund, Inc.

By	/s/ Nathan A. Paul
Nathan A. Paul
Chief Executive Officer

Date	September 6, 2017

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

By	/s/ Nathan A. Paul
Nathan A. Paul
Chief Executive Officer

Date	September 6, 2017

By	/s/ Christopher Snively
Christopher Snively
Chief Financial Officer

Date	September 6, 2017